                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                               JARDEN CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                        ---------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         4) Date Filed:

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                               JARDEN CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 9, 2005

To Our Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders and any adjournments or postponements thereof (the "Meeting") of Jarden
Corporation (the "Company"), which will be held on Thursday, June 9, 2005 at
10:00 A.M., local time, at 555 Theodore Fremd Avenue, Rye, New York 10580, for the following purposes:

         1.       To elect three (Class III) directors to serve on the Board of
                  Directors for a term of three years expiring at the 2008
                  Annual Meeting of Stockholders or until their successors are duly elected and qualified (Proposal 1);

         2.       To consider and vote upon a proposal to approve and adopt the
                  Jarden Corporation Amended and Restated 2003 Stock Incentive
                  Plan (Proposal 2);

         3.       To ratify the appointment of Ernst & Young LLP as the
                  Company's independent registered public accounting firm for the year ending December 31, 2005 (Proposal 3);

         4.       To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of shares of
                  authorized Common Stock from 50,000,000 to 150,000,000 shares
                  (Proposal 4);

         5.       To approve the conversion feature of our Series C Preferred
                  Stock into Series B Preferred Stock and Common Stock and the issuance of Common Stock as a result of the subsequent
                  conversion of Series B Preferred Stock (Proposal 5);

         6.       To approve an amendment to the Company's Restated Certificate of Incorporation to amend the definition of "Related Party" in
                  Section C of Article VIII (Proposal 6); and

         7.       To transact such other business as may properly be brought before the Meeting and any adjournment or postponement
                  thereof.

         Stockholders of record at the close of business on April 28, 2005 shall be entitled to notice of and to vote at the Meeting. A copy of the Annual Report of the Company for the year ended December 31, 2004 has been provided in a previous mailing.

         STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOUR VOTE IS
IMPORTANT. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE
VOTED AT THE MEETING.

SUBMITTING THE ENCLOSED FORM OF PROXY WILL APPOINT MARTIN E. FRANKLIN AND IAN
G.H. ASHKEN AS YOUR PROXIES. YOU MAY SUBMIT YOUR PROXY BY MAIL. YOU MAY REVOKE
YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING. FOR
INSTRUCTIONS, PLEASE REFER TO PAGE 3 OF THE PROXY STATEMENT OR THE PROXY
CARD.

                                             By order of the Board of Directors

                                             /s/ Martin E. Franklin
                                             ----------------------
                                             Martin E. Franklin,
                                             Chairman and
                                             Chief Executive Officer

May 6, 2005

                               JARDEN CORPORATION
                            555 THEODORE FREMD AVENUE
                                  RYE, NY 10580

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  TO BE HELD ON

                                  JUNE 9, 2005

                                  INTRODUCTION

                   PROXY SOLICITATION AND GENERAL INFORMATION

         This Proxy Statement and the accompanying Notice of Annual Meeting of
Stockholders and the enclosed form of proxy (the "Proxy Card") are being furnished to the holders (the "Common Stockholders") of common stock, par value
$0.01 per share (the "Common Stock"), and the holders (the "Series B Preferred
Stockholders" and together with the Common Stockholders, the "Stockholders") of
Series B Convertible Participating Preferred Stock, par value $0.01 per share
(the "Series B Preferred Stock") of Jarden Corporation, a Delaware corporation
(the "Company," "we," or "us"), in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Board of Directors") of the Company
for use at the 2005 Annual Meeting of Stockholders of the Company to be held on
Thursday, June 9, 2005 at 555 Theodore Fremd Avenue, Rye, New York 10580
at 10:00 A.M., local time, and at any adjournment or postponement thereof (the
"Meeting"). These proxy materials are first being sent to Stockholders on or about May 9, 2005.

         At the Meeting, Stockholders will be asked:

         1.       To elect three (Class III) directors to serve on the Board of
                  Directors for a term of three years expiring at the 2008
                  Annual Meeting of Stockholders or until their successors are duly elected and qualified (Proposal 1);

         2.       To consider and vote upon a proposal to approve and adopt the
                  Jarden Corporation Amended and Restated 2003 Stock Incentive
                  Plan (the "Amended 2003 Incentive Plan") (Proposal 2);

         3.       To ratify the appointment of Ernst & Young LLP as the
                  Company's independent registered public accounting firm for the year ending December 31, 2005 (Proposal 3);

         4.       To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of shares of
                  authorized Common Stock from 50,000,000 to 150,000,000 shares
                  ("Certificate Amendment No. 1") (Proposal 4);

         5.       To approve the conversion feature of our Series C Mandatory
                  Convertible Participating Preferred Stock ("Series C Preferred
                  Stock") into Series B Preferred Stock and Common Stock and the issuance of Common Stock as a result of the subsequent
                  conversion of Series B Preferred Stock (the "Conversion
                  Proposal") (Proposal 5);

         6.       To approve an amendment to the Company's Restated Certificate of Incorporation to amend the definition of "Related Party" in
                  Section C of Article VIII ("Certificate Amendment No. 2")
                  (Proposal 6); and

         7.       To transact such other business as may properly be brought before the Meeting and any adjournment or postponement
                  thereof.

         The Board of Directors has fixed the close of business on April 28,
2005 as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. As of the record date, each Common Stockholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing. Each Series B Preferred Stockholder will be entitled to one vote for each share of Common Stock into which such holder's shares of Series B Preferred
Stock are convertible as of the close of business on the record date on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

PROXIES AND VOTING

         Common Stock and Series B Preferred Stock represented by properly executed proxies received by the Company and not revoked will be voted at the
Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named herein (Proposal 1), FOR the adoption and approval of the Amended 2003 Incentive Plan, FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2005 (Proposal 3), FOR the approval of Certificate Amendment No. 1 (Proposal 4), FOR the approval of the Conversion Proposal (Proposal 5) and FOR the approval of Certificate
Amendment No. 2 (Proposal 6).

Voting

         Stockholders are requested to complete, sign, date and promptly return the Proxy Card in the enclosed envelope.

         Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms from their bank, broker or other agent. Beneficial owners may also be able to vote by telephone or the Internet. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.

         The method of voting used will not limit a Stockholder's right to attend the Meeting.

Revocation of Proxy

         A Stockholder who so desires may revoke his proxy at any time before it is voted at the Meeting by: (i) delivering written notice to the Company
(attention: Secretary); (ii) timely delivery of a valid, later-dated proxy; or
(iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy. Beneficial owners who hold their stock in street name cannot revoke their proxies in person at the Meeting because the Stockholders of record who have the right to cast the votes will not be present. If they wish to change their votes after returning voting instructions, beneficial owners should contact their bank, broker or other agent before the Meeting to determine whether they can do so.

VOTING ON OTHER MATTERS

         If other matters are properly presented at the Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. At the date of this Proxy Statement, we did not know of any other matters to be raised at the Meeting.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

         Only Stockholders as of the close of business on April 28, 2005 (the
"Record Date") are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. As of the Record Date, there were
29,213,870 shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote, and 4,096,749 shares of Common Stock issuable upon conversion of the 128,571 outstanding shares of Series B Preferred Stock. Each share of Series B Preferred Stock entitles the holder to one vote for each share of Common Stock into which it is convertible. Accordingly, as of the Record
Date, the total number of votes which may be cast at the Meeting is
33,310,619. This number of votes may change on the Record Date as a result of any change in the amount of Common Stock outstanding as of the Record Date and the number of shares of Common Stock into which the Series B Preferred Stock is convertible.

QUORUM; REQUIRED VOTES

         The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the shares of Common Stock and Series B Preferred
Stock, counted as a single class, issued, outstanding and entitled to vote at the Meeting, shall constitute a quorum for this Meeting.

         Abstentions and "broker non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists. A "broker non-vote"
occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         If you are a beneficial stockholder and your broker holds your shares in its name, the broker is permitted to vote your shares on Proposal 1 and 3 even if the broker does not receive voting instructions from you. Under New York
Stock Exchange ("NYSE") rules, your broker may not vote your shares on Proposals
2, 4, 5 and 6 absent instructions from you. Without your voting instructions on these items a "broker non-vote" will occur.

         The affirmative vote of a plurality of the votes present in person or represented by proxy and entitled to vote is necessary for the election of directors (Proposal 1). The affirmative vote of a majority of the votes in person or represented by proxy entitled to vote is necessary for each of the adoption and approval of the Amended 2003 Incentive Plan (Proposal 2), the
ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31,
2005 (Proposal 3) and the proposal to approve the conversion feature of our
Series C Preferred Stock into Series B Preferred Stock and Common Stock and the issuance of Common Stock as a result of the subsequent conversion of Series B
Preferred Stock (Proposal 5). The proposal to amend the Company's Restated
Certificate of Incorporation to increase the number of authorized shares
(Proposal 4) and the proposal to approve an amendment to the Company's Restated
Certificate of Incorporation to amend the definition of "Related Party" in
Section C of Article VIII (Proposal 6) requires the approval of the Company's
Stockholders by the affirmative vote of a majority of the outstanding shares of
Common Stock and Series B Preferred Stock voting as a single class.

         While the shares of Common Stock and Series B Preferred Stock held by
Warburg Pincus and Catterton are entitled to vote their shares of Common Stock and Series B Preferred Stock with respect to Proposal 5, the NYSE has informed us that such votes by the holders of Common Stock and Series B Preferred Stock will not count for purposes of obtaining the majority required by NYSE rules.

Since the affirmative vote of a plurality of votes present in person or represented by proxy and entitled to vote is required for the election of directors (Proposal 1), abstentions and "broker non-votes" will have no effect on the outcome of such election. Since the affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote is necessary for the adoption and approval of the Amended 2003 Incentive Plan
(Proposal 2), the ratification of the appointment of Ernst & Young LLP as the
Company's independent registered public accounting firm for the year ending
December 31, 2005 (Proposal 3) and the proposal to approve the conversion feature of our Series C Preferred Stock into Series B Preferred Stock and Common
Stock and the issuance of Common Stock as a result of the subsequent conversion of Series B Preferred Stock (Proposal 5), abstentions will have the same effect as a negative vote, but "broker non-votes" will have no effect on the outcome of such matter. Since the affirmative vote of a majority of the outstanding stock entitled to vote at the Meeting is required for the proposal to amend the
Company's Restated Certificate of Incorporation to increase the number of authorized shares (Proposal 4) and the proposal to approve an amendment to the
Company's Restated Certificate of Incorporation to amend the definition of
"Related Party" in Section C of Article VIII. (Proposal 6), abstentions and
"broker non-votes" will have the same effect as a negative vote.

         For purposes of the NYSE requirements that the total vote cast on a plan represent over 50 percent of all outstanding shares, abstentions will count as a vote cast, but "broker non-votes" will not.

         Votes at the Meeting will be tabulated by an inspector of elections appointed by the Company or the Company's transfer agent.

         Warburg Pincus Equity VIII, L.P. and its affiliates (collectively,
"Warburg Pincus") collectively own 612,245 shares, or 2.1%, of Common Stock outstanding and 110,204 shares, or 85.7%, of Series B Preferred Stock outstanding. Based on the number of shares of Common Stock into which Warburg
Pincus's Series B Preferred Stock would convert as of April 28, 2005, Warburg
Pincus would be entitled to 4,123,753 votes, which number represents approximately 12.4% of the shares entitled to vote. Warburg Pincus has agreed with the Company to vote all of these shares in favor of the adoption of
Proposals 1,2, 3, 4, 5 and 6.

         Catterton Partners V, L.P. and its affiliates (collectively,
"Catterton") collectively own 102,041 shares, or 0.3%, of Common Stock outstanding and 18,367 shares, or 14.3%, of Series B Preferred Stock outstanding. Based on the number of shares of Common Stock into which
Catterton's Series B Preferred Stock would convert as of April 28, 2005,
Catterton would be entitled to 687,281 votes, which number represents approximately 2.0% of the shares entitled to vote. Catterton has agreed with the
Company to vote all of these shares in favor of the adoption of Proposals 1,2,
3, 4, 5 and 6.

PROXY SOLICITATION

         This solicitation is being made by the Company. All expenses incurred by the Company in connection with this solicitation will be borne by the
Company. Directors, officers and employees of the Company also may solicit proxies from Stockholders by mail, telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. We have retained the proxy solicitation firm of
MacKenzie Partners, Inc. to assist us in the distribution and solicitation of proxies, and we intend to pay a fee of approximately $7,500, plus reasonable expenses, for these services.

         In accordance with the regulations of the Securities and Exchange
Commission (the "SEC") and the NYSE, we also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of Common
Stock and Series B Preferred Stock as of the Record Date.

LIST OF STOCKHOLDERS

         In accordance with Delaware law, a list of Stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, between the hours of 10:00 a.m. and 5:00 p.m., local time, at our offices at 555 Theodore Fremd Avenue, Rye, NY 10580.

NO APPRAISAL RIGHTS

         Stockholders will have no rights of appraisal in connection with the proposals to be considered at the Meeting.

         IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE
STOCKHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU
INTEND TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO

DELIVER A PROXY TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE
PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE
IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. PLEASE
DELIVER YOUR PROXY PROMPTLY.

                          SECURITY OWNERSHIP OF CERTAIN

                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of our Common Stock and Series B Preferred Stock as of April 15, 2005,
by (i) each person or entity known to us owning beneficially 5% or more of our
Common Stock and Series B Preferred Stock (the holdings of certain unrelated entities listed below are generally based on shareholdings disclosed in their public filings), (ii) each of our current directors and nominees for the Board of Directors, (iii) each of our named executive officers and (iv) all current directors and executive officers as a group. Unless otherwise noted, shares are owned directly or indirectly with sole voting and investment power. Unless otherwise indicated, the address of each person named in the table below is c/o
Jarden Corporation, 555 Theodore Fremd Avenue, Rye, NY 10580.

                                                                         Common Stock               Series B Preferred Stock
                                                                         ------------               ------------------------
Name and Address                                                                                                  Percent of
----------------                                                     Shares          Percent of      Shares        Series B
                                                                  Beneficially         Common      Beneficially    Preferred
                                                                    Owned  (1)         Stock (2)     Owned (1)      Stock
                                                                    ----------         ---------     ---------      -----

Warburg Pincus Private Equity VIII, L.P
466 Lexington Avenue                                                                                 110,204
New York, NY 10017................................................4,056,120 (3)(4)     12.4%         (3) (4)         85.7%

Catterton Partners
599 West Putnam Avenue
Greenwich, CT 06830 ..............................................  676,009 (4)(5)      2.3%        18,367 (4)       14.3%

FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson, as a group
82 Devonshire  Street
Boston, MA 02109..................................................   2,122,950 (6)      7.3%           --             --

Friess Associates LLC
115 E. Snow King
Jackson, WY 83001.................................................   1,544,150 (7)      5.3%           --             --

Neuberger Berman, Inc. and Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158................................................   2,117,297 (8)      7.2%           --             --

Martin E. Franklin................................................   2,095,757 (9)      7.2%           --             --

Ian G.H. Ashken...................................................    612,440 (10)      2.1%           --             --

Rene-Pierre Azria.................................................     37,000 (11)       *             --             --

Desiree DeStefano.................................................     47,875 (12)       *             --             --

Douglas W. Huemme.................................................     36,525 (13)       *             --             --

Charles R. Kaye...................................................        --  (14)       *             --             --

                                                                         Common Stock               Series B Preferred Stock
                                                                         ------------               ------------------------
Name and Address                                                                                                  Percent of
----------------                                                     Shares          Percent of      Shares        Series B
                                                                  Beneficially         Common      Beneficially    Preferred
                                                                    Owned  (1)         Stock (2)     Owned (1)      Stock
                                                                    ----------         ---------     ---------      -----

James E. Lillie...................................................    112,927 (15)       *             --             --

Richard L. Molen..................................................           5,000       *             --             --

Irwin D. Simon....................................................     36,000 (16)       *             --             --

J. David Tolbert..................................................          29,750       *             --             --

Robert L. Wood....................................................     61,000 (17)       *             --             --

All directors, nominees for directors, and executive officers as a
group (11 persons)................................................  2,574,336 (18)      8.6%           --             --

---------------
*  Less than 1%

(1)      For purposes of this table, a person is deemed to have "beneficial ownership" of any share of Common Stock that such person has the right to acquire within 60 days.

(2)      Percent of class is based on the Common Stock outstanding and entitled to vote as of April 15, 2005. There were 29,213,120 shares outstanding and entitled to vote as of April 15, 2005, plus for each named person the number of shares of Common Stock of which such person is deemed to have "beneficial ownership" of described in footnote (1).

(3)      Based solely on Schedule 13D/A filed with the SEC on January 27, 2005.
         The holdings of Warburg Pincus Private Equity VIII, L.P. include the holdings of Warburg Pincus Netherlands Private Equity VIII I, C.V. and
         Warburg Pincus Germany Private Equity VIII, K.G. Warburg Pincus & Co.
         is the sole general partner of each of the funds which hold the Series
         B Preferred Stock of record, and Warburg Pincus LLC manages each of such funds. The shares held by Warburg Pincus Private Equity VIII, L.P.
         are beneficially owned by Warburg Pincus Private Equity VIII, L.P.,
         Warburg Pincus Netherlands Private Equity VIII I, C.V. and Warburg
         Pincus Germany Private Equity VIII, K.G. All of the shares beneficially owned by the foregoing may be deemed to be beneficially owned by
         Warburg Pincus Partners LLC and Warburg Pincus LLP, which are the general partner and manager, respectively, of each of Warburg Pincus
         Private Equity VIII, L.P., Warburg Pincus Netherlands Private Equity
         VIII I, C.V. and Warburg Pincus Germany Private Equity VIII, K.G. and
         may be deemed to be beneficially owned by Warburg Pincus & Co., which owns all of the equity of Warburg Pincus LLC. Includes 3,443,875 shares of Common Stock issuable upon the full conversion of the 110,204 shares of Series B Preferred Stock acquired by Warburg Pincus pursuant to the
         Equity Purchase Agreements. The foregoing assumes, with respect to the
         Series B Preferred Shares, that the Base Liquidation Value in effect at the time of conversion of the Series B Preferred Shares is $1,000 and the conversion price in effect is $32.00.

(4)      Excludes shares of Common Stock issuable upon conversion of the Series
         C Preferred Stock held by such persons. Upon receipt by the Company of approval of both (i) Proposal 5 and (ii) (A) Proposal 6 or (B) written waivers of the requirement to receive the approval of Proposal 6 from the holders of shares of Series C Preferred Stock representing at least a majority of the then outstanding shares of Series C Preferred Stock
         (provided that such waivers shall be deemed to have been granted 31 months following the date on which the aggregate purchase price is delivered to the Escrow Agent) each share of Series C Preferred Stock shall automatically convert into shares of both (i) Series B Preferred
         Stock and (ii) Common Stock. The Series C Preferred Stock has no
         expiration date. See description of Series C Preferred Stock under
         Proposal 5 for an explanation of the number of shares of Series B
         Preferred Stock and Common Stock into which the Series C Preferred
         Stock is convertible.

(5)      The holdings of Catterton Partners include the holdings of Catterton
         Partners V, L.P., Catterton Partners V Offshore, L.P. and Catterton
         Coinvest I, L.L.C. Catterton Managing Partner V, L.L.C. is the general partner of Catterton Partners V, L.P. and Catterton Partners V
         Offshore, L.P. and, therefore, may be deemed to be the beneficial owner of the shares of Preferred Stock and Common Stock held by Catterton
         Partners V, L.P. and Catterton Partners V Offshore, L.P. CP5
         Principals, L.L.C. is the Managing Member of Catterton Managing Partner
         V, L.L.C and, therefore, may also be deemed to be the beneficial owner of the shares of Preferred Stock and Common Stock held by Catterton
         Partners V, L.P. and Catterton Partners V Offshore, L.P. Catterton
         Partners V Management Company, L.L.C. is the manager of Catterton
         Coinvest I, L.L.C. and, therefore, may be deemed to be the beneficial owner of the shares of Preferred Stock and Common Stock held by
         Catterton Coinvest I, L.L.C. Includes 573,968 shares of Common Stock issuable upon the full conversion of the 18,367 shares of Series B
         Preferred Stock acquired by Catterton pursuant to the Equity Purchase
         Agreements. The foregoing assumes, with respect to the Series B
         Preferred Shares, that the Base Liquidation Value in effect at the time of conversion of the Series B Preferred Shares is $1,000.00 and the
         conversion price in effect is $32.00.

(6)      Based solely on Schedule 13G/A filed with the SEC on February 14, 2005.

(7)      Based solely on Schedule 13G filed with the SEC on February 14, 2005.

(8)      Based solely on Schedule 13G/A filed with the SEC on February 16, 2005.

(9)      Includes 375,002 shares subject to outstanding options to purchase
         Common Stock which are exercisable within 60 days. Also includes
         499,938 shares of Common Stock held by Mr. Ashken of which Mr. Franklin disclaims beneficial ownership. Mr. Franklin entered into a voting agreement, dated as of August 22, 2002, with Mr. Ashken, pursuant to which Mr. Franklin has the power to vote, or direct the vote, over all of these 499,938 shares of Common Stock.

(10)     Includes 112,502 shares subject to outstanding options to purchase
         Common Stock which are exercisable within 60 days. Additionally, Mr.
         Ashken entered into a voting agreement, dated as of August 22, 2002, with Mr. Franklin, pursuant to which Mr. Franklin has the power to vote, or direct the vote, over 499,938 shares of Common Stock beneficially owned by Mr. Ashken.

(11)     Includes 36,000 shares subject to outstanding options to purchase
         Common Stock which are exercisable within 60 days.

(12)     Includes 41,875 shares subject to outstanding options to purchase
         Common Stock which are exercisable within 60 days.

(13)     Includes 34,500 shares subject to outstanding options to purchase
         Common Stock which are exercisable within 60 days.

(14)     Mr. Charles R. Kaye is a Managing General Partner of Warburg Pincus &
         Co. and a Managing Member of Warburg Pincus LLC. Mr. Kaye disclaims beneficial ownership of any shares beneficially owned by Warburg Pincus
         Private Equity VIII, L.P. and its affiliates.

(15)     Includes 43,850 shares subject to outstanding options to purchase
         Common Stock which are exercisable within 60 days.

(16)     Includes 35,000 shares subject to outstanding options to purchase
         Common Stock which are exercisable within 60 days.

(17)     Includes 58,000 shares subject to outstanding options to purchase
         Common Stock which are exercisable within 60 days.

(18)     Includes 736,729 shares subject to outstanding options to purchase
         Common Stock which are exercisable within 60 days.

                              INFORMATION REGARDING
                        BOARD OF DIRECTORS AND COMMITTEES

STATEMENT ON CORPORATE GOVERNANCE

         The Company maintains formal corporate governance standards. The
Company has reviewed internally and with the Board of Directors the provisions of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act"), the rules of the SEC and the NYSE's corporate governance listing standards regarding corporate governance policies and processes and is in compliance with the rules and listing standards. The Company has adopted charters for its Compensation
Committee and Nominating and Policies Committee and implemented a Governance
Principles and Code of Conduct Policy and Business Conduct and Ethics Policy.
Additionally, the Board of Directors recently amended the charter of the Audit
Committee. You can access all of these documents on the "Governance" page of the
Company's website, www.jarden.com, or by writing to us at Jarden Corporation,
555 Theodore Fremd Avenue, Rye, NY 10580, Attention: Investor Relations.

         In accordance with NYSE corporate governance listing standards, our
Governance Principles and Code of Conduct Policy requires the Board of Directors to designate a non-executive lead director to preside over non-executive sessions and perform any duties more appropriately performed by an independent director which would otherwise be performed by the Chairman of the Board of
Directors. Irwin D. Simon has been designated as the Lead Independent Director.
The Company's non-management directors meet at least once per year in a non-executive session without management at which Mr. Simon presides.
Stockholders and other interested parties may communicate with the Company's
Lead Independent Director or the non-management directors as a group either by writing to Irwin D. Simon, c/o Jarden Corporation, 555 Theodore Fremd Avenue,
Rye, NY 10580 or sending an e-mail to BOD@jarden.com. Any correspondence received will be forwarded to Mr. Simon promptly.

         Our Governance Principles and Code of Conduct Policy requires that a majority of the directors satisfy the independence requirements of the SEC and the NYSE. In general, "independent" means that the director shall have no material relationship with the Company or any member of the senior management of the Company. In performing their duties, directors must hold themselves free of any interest, influence or relationship with respect to any activity which could impair their judgment or objectivity in the course of their service to the
Company. The policy establishes a mandatory retirement age of 70 for independent directors. It also urges independent directors with more than one year of service to own at least 1,000 shares of common stock of the Company. The Board of Directors has determined that a majority of the directors meets the aforementioned independence standards.

         In addition to the foregoing, our Governance Principles and Code of
Conduct Policy also provides for:

         o        reviewing and approving a succession plan for the Chief
                  Executive Officer of the Company at least annually;

         o        the Board of Directors reviewing and assessing its own
                  performance at least annually; and

                                       10

         o        the right of the Board of Directors to hire its own advisors to assist it in performing its duties without obtaining the approval of management.

         A copy of our Governance Principles and Code of Conduct Policy is set
forth as Annex A to this Proxy Statement.

         During 2004, the Board of Directors held nine meetings. The Board of
Directors has standing Compensation, Nominating and Policies, and Audit
Committees. During 2004, each current director attended 75% or more of the aggregate number of meetings of the Board of Directors and the Committees of the
Board of Directors on which he or she served, which were held during his or her period of service. The Compensation and Nominating and Policies Committees do
not meet on a regular basis, but only as circumstances require. The Company does not have a formal policy as to Board of Director attendance at our annual meetings of Stockholders. Only Messrs. Franklin and Ashken attended our last annual meeting.

COMPENSATION COMMITTEE

         The Compensation Committee reviews recommendations for executive compensation, including incentive compensation and stock option plans and makes recommendations to the Board of Directors concerning levels of executive compensation and adoption of incentive and stock option plans. The Compensation
Committee consists of Messrs. Molen (Chairman), Simon and Wood. The Compensation
Committee met seven times during 2004.

NOMINATING AND POLICIES COMMITTEE

         The purpose of the Nominating and Policies Committee is to identify, evaluate and nominate qualified candidates for election to the Board of
Directors. The Nominating and Policies Committee considers all qualified candidates identified by members of the committee, by other members of the Board of Directors and by senior management. The Nominating and Policies Committee will also consider nominees recommended by Stockholders. The names, resume and biographical information of such nominees should be forwarded to Ian G.H.
Ashken, Secretary, Jarden Corporation, 555 Theodore Fremd Avenue, Rye, New York
10580, who will submit them to the committee for its consideration. See the section titled "Other Matters - Proposals by Stockholders" for more information on Stockholder nominations of candidates for election to the Board of Directors.

         The Nominating and Policies Committee is also responsible for developing and recommending to the Board of Directors a set of corporate governance principles and periodically reviewing and reassessing the adequacy of those principles and recommending any proposed changes to the Board of Directors for approval, and advising the Board of Directors on corporate governance matters as they arise.

         The Nominating and Policies Committee evaluates all candidates for director, regardless of the person or firm recommending such candidate, on the basis of the length and quality of their business experience, the applicability of such candidate's experience to the Company and its business, the skills and perspectives such candidate would bring to the Board of Directors and the personality or "fit" of such candidate with existing members of the Board of
Directors and management.

                                       11

         All members of the Board of Directors should possess the following minimum qualifications as determined by the Nominating and Policies Committee:
fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility;
have a genuine interest in Jarden; be committed to enhancing stockholder value;
and have the ability and willingness to spend the time required to function effectively as a director of Jarden.

         Based on its assessment of each candidate's independence, skills and qualifications and the criteria described above, the Nominating and Policies
Committee will make recommendations regarding potential director candidates to the Board of Directors.

         The Nominating and Policies Committee consists of Messrs. Huemme
(Chairman), Molen and Simon. All of the members of the Nominating and Policies
Committee meet the independence standards contained in the NYSE corporate governance rules. The Nominating and Policies Committee met once during 2004.

AUDIT COMMITTEE

         The Audit Committee consists of Mr. Azria (Chairman), Mr. Huemme and
Mr. Wood. Each of the Audit Committee members satisfies the definition of independent director as established in the NYSE corporate governance listing standards. In accordance with Section 407 of the Sarbanes-Oxley Act, the Board of Directors determined Mr. Azria to be a "Financial Expert," as defined in Item
401(h)(2) of Regulation S-K of the SEC, or any successor provision. The duties of the Audit Committee are to: (a) recommend for nomination by the Board of
Directors the registered public accounting firm who shall conduct the annual audit of the Company; (b) assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices through review of accounting principles, policies, and changes thereto, financial statements, and general financial disclosure procedures; (c)
maintain, through periodic meetings, a direct line of communication with the independent accountants to provide for exchanges of views and information; and
(d) review management's evaluation of the adequacy of the Company's internal control structure and the extent to which major recommendations made by the independent accountants have been implemented. The number of meetings held during the year is set forth in the "Report of the Audit Committee," included in this Proxy Statement. The Audit Committee is governed by a written charter approved by the Board of Directors, which may be amended from time to time, a copy of which is set forth as Annex B to this Proxy Statement. The Charter is reviewed and reassessed by the Audit Committee and approved by the Board of
Directors as needed but at least annually.

         Section 301 of the Sarbanes-Oxley Act requires the Audit Committee to establish procedures for the receipt, retention and treatment of complaints received by the Company from its employees regarding perceived questionable accounting or auditing matters. The Company uses an independent third party to provide an 800 number for the receipt, recording and transcription of any complaints received.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting

                                       12

process, including the systems of internal accounting control. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Audit Committee has met and reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61 (as amended by Statement on Auditing Standards No. 90) and the assessment of the Company's internal control over financial reporting. In addition, the Audit Committee has discussed with the independent registered accounting firm the auditors'
independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board No. 1
(Independent Discussions with Audit Committees). The Audit Committee also has considered whether the independent registered public accounting firm's provisions of non-audit services to the Company is comparable with the auditors'
independence.

         The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for their respective audits.
The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, and the overall quality of the Company's financial reporting processes, the evaluation of the Company's internal accounting controls, and the overall quality of the Company's financial reporting. The Audit Committee held five meetings during 2004.

         In reliance on the reviews and discussions referred to above, the Audit
Committee reviewed and, together with the other members of the Board of
Directors, approved for filing with the SEC the Annual Report on Form 10-K for the year ended December 31, 2004, which includes audited financial statements for such year. The Audit Committee and the Board of Directors have also recommended the selection of the Company's independent registered public accounting firm for 2005.

Respectfully submitted.          Audit Committee
                                 Rene-Pierre Azria, Chairman
                                 Douglas W. Huemme
                                 Robert L. Wood

         The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference in to any other Company filing under the Securities Act of 1933, as amended, or the
Securities Exchange Act of 1934, as amended, except to the extent that the
Company specifically incorporates the Report of the Audit Committee by reference therein.

COMPENSATION OF DIRECTORS

         Directors who are also employees of the Company receive no additional compensation for their service on the Board or on any Board committee. In 2004, non-employee directors received a flat retainer

                                       13

of $26,000 per year, payable quarterly. This retainer was increased to $36,000 for 2005. In 2004, the chairman of each of the Audit, Compensation and
Nominating and Policies Committees received an additional $5,000. In 2005, the chairman for each of these three committees will continue to receive an additional $5,000. In 2004, each member of any Board committee, who is not also the chairman, received an additional $1,000 per year. In 2005, each member of any Board committee, who is not also the chairman, should receive an additional
$1,000 per year. In 2005, the Lead Independent Director of the Board of
Directors should receive an additional $5,000 per year.

         Non-employee directors of the Company are also eligible to receive stock option grants under the Company's 2003 Stock Incentive Plan. On May 17,
2004, each of the then non-employee directors of the Company was granted options to purchase 7,500 shares of Common Stock under the 2003 Stock Incentive Plan.
The exercise price for each share of Common Stock subject to the option granted to each such director is equal to the fair market value of a share of Common
Stock on the date such option was granted. The foregoing options expire ten years after the date they are granted. In 2005, the Company intends to grant each of the non-employee directors up to 7,500 shares of stock consisting of a combination of options to purchase shares of Common Stock or shares of restricted stock under the Amended 2003 Incentive Plan. See Proposal 2 for a complete description of the Amended 2003 Incentive Plan.

         During the fiscal year ended December 31, 2004, options to purchase an aggregate of 37,500 shares of the Company's Common Stock were granted pursuant to the 2003 Stock Incentive Plan to non-employee directors serving on the Board of Directors during 2004.

INDEMNIFICATION

         We indemnify our directors and elected officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company. This is required under our Bylaws.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         To the knowledge of the Company, no director, executive officer, or person nominated to become a director or executive officer has within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business or property of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in the following activities: (a) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (b) engaging in any type of business

                                       14

practice; or (c) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws; (iv) was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this Item, or to be associated with persons engaged in any such activity; and (v) been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

         THE COMPANY IS NOT AWARE OF ANY MATERIAL PROCEEDINGS TO WHICH ANY
DIRECTOR, EXECUTIVE OFFICER OR AFFILIATE OF THE COMPANY, OR ANY SECURITY HOLDER,
INCLUDING ANY OWNER OF RECORD OR BENEFICIALLY OF MORE THAN 5% OF ANY CLASS OF
THE COMPANY'S VOTING SECURITIES, IS A PARTY ADVERSE TO THE COMPANY OR HAS A
MATERIAL INTEREST ADVERSE TO THE COMPANY.

                                       15

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Restated Certificate of Incorporation of the Company, as amended, provides that the maximum number of directors shall be nine and the minimum number shall be two. The Bylaws of the Company provides that the number of members constituting the entire Board of Directors is nine. Warburg Pincus has the right to designate one person for the Board of Directors to nominate, and
Charles R. Kaye is its designee. There are currently eight members of the Board of Directors. The Board of Directors of the Company is divided into three classes of directors having staggered three-year terms of office. At each annual meeting of Stockholders, the successor of each director whose term expires at that annual meeting is elected to hold office for a term expiring at the annual meeting of Stockholders held in the third year following the year of his or her election, or until his or her successor has been elected and qualified in accordance with the Company's Restated Certificate of Incorporation, as amended, and Bylaws. Pursuant to the Restated Certificate of Incorporation, as amended, in general, any vacancies on our Board of Directors resulting from death, resignation, disqualification, removal or other cause may be filled by an affirmative vote of a majority of the remaining directors then in office.

         The terms of office of the Class III Directors, including Douglas W.
Huemme, Robert L. Wood, and Irwin D. Simon, expire at this Meeting and each of
Messrs. Huemme, Wood and Simon are nominated for reelection. The terms of office of the Class I Directors, including Martin E. Franklin and Rene-Pierre Azria, expire at the 2006 annual meeting. Charles R. Kaye was appointed to fill a vacancy on the Board of Directors in January 2005 pursuant to the terms of the
Purchase Agreement (as described in Proposal 5) created by the retirement of
Lynda W. Popwell. See Proposal 5 for a further description of the Purchase
Agreement. The terms of office of the Class II Directors, including Ian G.H.
Ashken, Richard L. Molen and Charles R. Kaye, expire at the 2007 annual meeting.
There are no family relationships among any of the directors or executive officers of the Company.

         Unless otherwise specified, each proxy received will be voted for the election as directors of the three nominees named below to serve until the 2008 annual meeting or until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in the Proxy
Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with the Bylaws of the
Company. At present, it is anticipated that each nominee will be a candidate.

                                       16

THE FOLLOWING PERSONS HAVE BEEN NOMINATED AS CLASS III DIRECTORS:

                                Director
Name                      Age     Since    Business Experience
----                      ---     -----    -------------------

Douglas W. Huemme         63      1999     Mr. Huemme was Chairman and Chief Executive Officer of Lilly Industries,
                                           Inc., an industrial coating and specialty chemical company, from 1990 until his retirement in December 2000. He also served as President of
                                           Lilly Industries, Inc. from 1990 until April 1999.

Robert L. Wood            49      2000     Mr. Wood joined Crompton Corporation, a global producer and marketer of polymer products and specialty chemicals, as President and Chief
                                           Executive Officer in January 2004.  From 1977 to January 2004, Mr. Wood
                                           worked for The Dow Chemical Company, serving from November 2000 until
                                           January 2004 as Business Group President for Thermosets and Dow
                                           Automotive.  From May 1997 until November 2000 he served as Business Vice
                                           President for Polyurethanes.  From October 1995 until May 1997 he acted as Business Vice-President for Engineering Plastics.

Irwin D. Simon            46      2002     Mr. Simon is the Chairman, Chief Executive Officer and President of Hain
                                           Celestial Group, Inc., a marketer and distributor of natural, organic and specialty food products and a NASDAQ company ("Hain").  Mr. Simon was appointed Chief Executive Officer and President of Hain in May 1993 and
                                           subsequently appointed Chairman of the Board of Directors of Hain in
                                           April 2000.  From December 1990 through December 1992, Mr. Simon was employed in various marketing capacities with Slim-Fast Foods Company, a national marketer of meal replacement and weight loss food supplements.
                                           Mr. Simon also serves as a director of Technology Flavors & Fragrances,
                                           Inc. and other privately held companies.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
"FOR" EACH OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS TO SERVE AS CLASS
III DIRECTORS.

                                       17

THE TERMS OF THE  FOLLOWING CLASS I DIRECTORS EXPIRE AT THE 2006 ANNUAL MEETING:

                                Director
Name                      Age     Since    Business Experience
----                      ---     -----    -------------------

Martin E. Franklin        40      2001     Mr. Franklin is Chairman and Chief Executive Officer of the Company.  Mr.
                                           Franklin was appointed to the Board of Directors on June 25, 2001 and became Chairman and Chief Executive Officer effective September 24, 2001.
                                           Mr. Franklin is also a principal and executive officer of a number of private investment entities. Mr. Franklin was the Chairman of the Board of
                                           Directors of Bolle Inc. from February 1997 until February 2000.  Mr.
                                           Franklin has previously held positions as Chairman and Chief Executive
                                           Officer of Lumen Technologies, Inc. from May 1996 to December 1998, and
                                           Benson Eyecare Corporation from October 1992 to May 1996. From January
                                           2002 until April 2005, Mr. Franklin served as the non-executive Chairman of the Board of Find/SVP, Inc. ("Find"), a Nasdaq OTC Bulletin Board
                                           company, and he continues to serve as a director of Find. Mr. Franklin also serves as a director of Apollo Investment Corporation.

Rene-Pierre Azria         48      2002     Mr. Azria is a Managing Director of Rothschild, Inc., an investment bank, and has over twenty years of corporate finance experience, working generally on large size transactions with a high degree of complexity.
                                           His industry experience is concentrated in technology, media and telecommunications, and also includes healthcare and consumer goods.
                                           Prior to joining Rothschild, Inc. in 1996, Mr. Azria served as Managing
                                           Director of Blackstone Indosuez and President of Financiere Indosuez in
                                           New York. Mr. Azria also serves as a director of two privately held companies.

                                       18

THE TERMS OF THE FOLLOWING CLASS II DIRECTORS EXPIRE AT THE 2007 ANNUAL MEETING:

                                Director
Name                      Age     Since    Business Experience
----                      ---     -----    -------------------

Ian G.H. Ashken           44      2001     Mr. Ashken is Vice Chairman, Chief Financial Officer and Secretary of the
                                           Company.  Mr. Ashken was appointed to the Board of Directors on June 25,
                                           2001 and became Vice Chairman, Chief Financial Officer and Secretary effective September 24, 2001. Mr. Ashken is also a principal and executive officer of a number of private investment entities. Mr. Ashken was the Vice Chairman of the Board of Directors of Bolle Inc. from
                                           December 1998 until February 2000.  From February 1997 until his appointment as Vice Chairman, Mr. Ashken was the Chief Financial Officer
                                           and a director of Bolle, Inc.  Mr. Ashken previously held positions as
                                           Chief Financial Officer and a director of Lumen Technologies, Inc. from
                                           May 1996 to December 1998 and Benson Eyecare Corporation from October
                                           1992 to May 1996.

Richard L. Molen          64      1993     Mr. Molen was the Chairman, President and Chief Executive Officer of
                                           Huffy Corporation, a sporting goods company, from September 1994 until his retirement in December 1997. Mr. Molen served as President and Chief
                                           Executive Officer of Huffy Corporation since April 1993, and had served on its Board of Directors since June 1984.

Charles R.  Kaye          41      2005     Mr. Kaye is Co-President of Warburg Pincus LLC, where he has spent 19 years working as a private equity investor.  Mr. Kaye is a member of the
                                           Council on Foreign Relations.  He is also a director of the United
                                           Nations Association of the United States of America and of the US-India
                                           Business Council, as well as a trustee of the Asia Society.

                                       19

                        EXECUTIVE OFFICERS OF THE COMPANY

         The following table sets forth the name, age and position of each of our executive officers as of April 15, 2005. The executive officers of the
Company are appointed by and serve at the discretion of the Board of Directors of the Company.

NAME                        AGE                                       POSITION
----                        ---                                       --------

Martin E. Franklin          40                          Chairman and Chief Executive Officer
Ian G.H. Ashken             44                          Vice Chairman, Chief Financial Officer and Secretary
James E. Lillie             43                          President and Chief Operating Officer
Desiree DeStefano           37                          Executive Vice President of Finance and Treasurer
J. David Tolbert            44                          Senior Vice President, Human Resources and Corporate
                                                        Risk

         See the table of nominees for election as directors for biographical data with respect to Martin E. Franklin and Ian G.H. Ashken. See the narrative description of the employment agreements for Martin E. Franklin, Ian G.H.
Ashken, James E. Lillie, Desiree DeStefano and J. David Tolbert for further terms with respect to the terms of their respective positions and employment.

         JAMES E. LILLIE. Mr. Lillie is President and Chief Operating Officer of
the Company. Mr. Lillie joined the Company in August 2003 as Chief Operating
Officer and assumed the additional title and responsibilities of President effective January 2004. From 2000 to 2003, Mr. Lillie served as Executive Vice
President of Operations at Moore Corporation, Limited, a diversified commercial printing and business communications company. From 1999 to 2000, Mr. Lillie served as Executive Vice President of Operations at Walter Industries, Inc., a
Kohlberg, Kravis, Roberts & Company ("KKR") portfolio company. From 1990 to
1999, Mr. Lillie held a succession of managerial human resources, manufacturing, finance and operations positions at World Color, Inc., another KKR portfolio company.

         DESIREE DESTEFANO. Ms. DeStefano is Executive Vice President of Finance
and Treasurer of the Company. From 2003 to January 2005, Ms. DeStefano served as
Senior Vice President of the Company. Ms. DeStefano joined the company as Chief
Transition Officer and Vice President in 2001. From 2000 to 2001, Ms. DeStefano
served as Chief Financial Officer of Sports Capital Partners, a private equity investment fund. Ms. DeStefano served as Vice President of Bolle, Inc. from 1998 to 2000. From 1996 to 1998, Ms. DeStefano was Vice President of Lumen
Technologies, Inc. and prior to that, Ms. DeStefano held similar positions at
Benson Eyecare Corporation and was an audit senior at Price Waterhouse LLP.

         J. DAVID TOLBERT. Mr. Tolbert is Senior Vice President, Human Resources
and Corporate Risk of the Company. From October 1998 to January 2005, Mr.
Tolbert served as Vice President, Human Resources and Administration of the
Company. From April 1997 to October 1998, Mr. Tolbert served as Vice President,
Human Resources and Corporate Risk of the Company. From October 1993 to April
1997, Mr. Tolbert served as Director of Human Resources of the Company. Since joining Ball Corporation in 1987, Mr. Tolbert served in various human resource and operating positions of Ball's and the Company's former Plastic Packaging division.

                                       20

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following summary compensation table sets forth information concerning the annual and long-term compensation earned by the Company's chief executive officer and four other executive officers of the Company whose annual salary and bonus during fiscal 2004 exceeded $100,000 (collectively, the "Named
Executive Officers").

                                                                          LONG-TERM COMPENSATION
                                         ANNUAL COMPENSATION                AWARDS                PAYOUTS
                                                                RESTRICTED STOCK   SECURITIES
                                                                AWARD(S) ($) (2)   UNDERLYING      LTIP        ALL OTHER
                                                                                    OPTIONS/      PAYOUTS    COMPENSATION
NAME AND PRINCIPAL POSITION     YEAR   SALARY ($)     BONUS                         SARS (#)      ($) (3)       ($) (4)
                                                     ($)(1)
----------------------------------------------------------------------------------------------------------------------------

Martin E. Franklin (5)         2004        850,000   1,678,750         21,302,250            --          --         151,721
Chairman and Chief Executive   2003        648,931   1,273,931          8,706,000            --          --          26,637
Officer                        2002        460,769   1,460,769            772,500       750,000          --          38,704

Ian G.H. Ashken (6)            2004        450,000     888,750          8,188,800            --          --         107,783
Vice Chairman, Chief Financial 2003        375,974     813,974          3,177,000            --          --          19,526
Officer and Secretary          2002        281,538     818,538            309,000       225,000          --          27,961

James E. Lillie (7)            2004        400,000     490,000            332,100        25,000          --          14,534
President and Chief Operating  2003        144,231     144,231            997,500       150,000          --          12,823
Officer                        2002             --          --                 --            --          --              --

Desiree DeStefano (8)          2004        193,269     213,063                 --        40,000          --          13,379
Executive Vice President of    2003        140,385     210,000                 --         7,500          --           9,908
Finance and Treasurer          2002        113,750     200,000                 --        75,000          --           6,957

J. David Tolbert (9)           2004        175,000     102,375                 --        17,500          --          12,193
Senior Vice President, Human   2003        163,615      81,808                 --         4,500          --          11,442
Resources and Corporate Risk   2002        149,815      72,286                 --        45,000     152,021          50,332

(1)   The amounts shown in the Bonus column include operating bonuses and discretionary performance based bonuses. Such amounts in 2002 also included transaction bonuses paid to Mr. Franklin, Mr. Ashken and Ms.
      DeStefano following the acquisition of the business of Tilia
      International, Inc. The Company has subsequently discontinued its policy of paying transaction bonuses to its Named Executive Officers.

(2)   The amounts shown in the Restricted Stock Award(s) column for 2002 represent the value of restricted stock awarded to certain of the Named
      Executive Officers pursuant to the 1998 Long-Term Equity Incentive Plan in
      2002. The value was based upon the $5.15 per share fair market value of our Common Stock on the date of the award. Pursuant to their respective restricted stock award agreements, as amended, the 150,000 and 60,000 shares of restricted stock awarded to Messrs. Franklin and Ashken, in
      2002, respectively, have vested.

      The amounts shown in the Restricted Stock Award(s) column for 2003 represent the value of restricted stock awarded to

                                       21

      certain of the Named Executive Officers pursuant to the 2003 Stock
      Incentive Plan. On May 8, 2003, Messrs. Franklin and Ashken received awards of 225,000 shares and 75,000 shares of restricted stock, respectively, valued at $20.36 per share, in each case based upon the fair market value of the Company's common stock on the date of the award. On
      August 8, 2003, Mr. Lillie received an award of 52,500 shares of restricted stock valued at $19.00 per share, based upon the fair market value of the Company's common stock on the date of the award. On November
      23, 2003, Messrs. Franklin and Ashken received awards of 150,000 shares and 60,000 shares of restricted stock, respectively, valued at $27.50 per share, in each case based upon the fair market value of the Company's common stock on the date of the award. Pursuant to their respective restrictive stock award agreements, as amended, all shares of restricted stock awarded to Messrs. Franklin, Ashken and Lillie have vested.

      The amounts shown in the Restricted Stock Award(s) column for 2004 represent the value of restricted stock awarded to certain of the Named
      Executive Officers pursuant to the 2003 Stock Incentive Plan. On August 5,
      2004, Messrs. Franklin, Ashken and Lillie received awards of 100,000 shares, 30,000 shares and 15,000 shares of restricted stock, respectively, valued at $33.21 per share, in each case based upon the fair market value of the Company's common stock on the date of the award. On October 25,
      2004, Messrs. Franklin and Ashken received awards of 525,000 shares and
      210,000 shares of restricted stock, respectively, valued at $34.25 per share, in each case based upon the fair market value of the Company's common stock on the date of the award. The restrictions on all of these shares have lapsed.

(3)   In connection with the termination of the Company's 1998 Performance Share
      Plan in 2003, all outstanding payouts under such plan were made.
      Accordingly, on July 25, 2002, Mr. Tolbert received a payout of 11,664 shares under the 1998 Performance Share Plan having a fair market value of
      $13.03 per share.

(4)   As permitted by rules established by the SEC, no amounts are shown with respect to certain "perquisites" where such amounts do not exceed in the aggregate the lesser of $50,000 or 10% of base salary plus bonus. The amounts shown in the All Other Compensation column for 2004 are comprised as follows:

      Mr. Franklin - Company-provided life insurance and long-term disability premiums, $2,234; imputed taxable income on individual life and disability policies, $116,187; the Company's match and additional contribution on the employee's 401(k) contribution, $12,300; and financial consulting fees paid by the Company, $21,000.

      Mr. Ashken - Company-provided life insurance and long-term disability premiums, $2,234; imputed taxable income on individual life and disability policies, $89,524; the Company's match and additional contribution on the employee's 401(k) contribution, $12,300; and financial consulting fees paid by the Company, $3,725.

      Mr. Lillie - Company-provided life insurance and long-term disability premiums, $2,234; and the Company's match and additional contribution on the employee's 401(k) contribution, $12,300.

      Ms. DeStefano - Company-provided life insurance and long-term disability premiums, $1,783; and the Company's match and additional contribution on the employee's 401(k) contribution, $11,596.

      Mr. Tolbert - Company-provided life insurance and long-term disability premiums, $1,693; and the Company's match and additional contribution on the employee's 401(k) contribution, $10,500.

(5)   Mr. Franklin was appointed Chairman and Chief Executive Officer in
      September 2001. Effective January 1, 2002, the Company entered into an employment agreement with Mr. Franklin. This agreement was amended and restated effective October 1, 2003. This agreement was further amended and restated in 2005. See "Employment Agreements," below.

(6)   Mr. Ashken was appointed Vice Chairman, Chief Financial Officer and
      Secretary in September 2001. Effective January 1, 2002, the Company
      entered into an employment agreement with Mr. Ashken. This agreement was amended and restated effective October 1, 2003. This agreement was further amended and restated in 2005. See "Employment Agreements," below.

(7)   Mr. Lillie joined the Company as Chief Operating Officer in August 2003 and assumed the additional title and responsibilities of President effective January 2004. The Company entered into an employment agreement with Mr.

                                       22

      Lillie effective August 4, 2003. This agreement was amended and restated
      in 2005. See "Employment Agreements," below.

(8)   Ms. DeStefano joined the Company in November 2001 and was appointed Senior
      Vice President of the Company in February 2003. The Company entered into an employment agreement with Ms. DeStefano effective May 3, 2004.
      Effective as of January 24, 2005, Ms. DeStefano assumed the new title of
      Executive Vice President of Finance and Treasurer. See "Employment
      Agreements," below.

(9)   Mr. Tolbert joined the Company May 1987 and was appointed Vice President,
      Human Resources and Administration in October 1998. The Company's
      employment agreement with Mr. Tolbert, dated as of January 1, 2002, was renewed for one year in January 1, 2005 and is subject to an annual renewal provision. Effective as of January 24, 2005, Mr. Tolbert assumed the new title of Senior Vice President of Human Resources and Corporate
      Risk. See "Employment Agreements," below.

                                       23

OPTIONS GRANTED IN 2004

                                                                                     POTENTIAL REALIZABLE VALUE
                                                                                     AT ASSUMED RATES OF STOCK
                                                                                       PRICE APPRECIATION FOR
                                INDIVIDUAL GRANTS                                         OPTION TERM (1)
                           --------------------------------------------------------------------------------------

                             NUMBER OF     PERCENTAGE
                             SECURITIES     OF TOTAL
                             UNDERLYING      OPTIONS
                            UNEXERCISED    GRANTED TO      EXERCISE
                              OPTIONS     EMPLOYEES IN     PRICE PER     EXPIRATION
 NAME                         GRANTED      FISCAL 2004     SHARE ($)        DATE           5% ($)       10% ($)
 ----------------------------------------------------------------------------------------------------------------

Martin E. Franklin                   ---           ---            ---          ---            ---           ---
Ian G.H. Ashken                      ---           ---            ---          ---            ---           ---
James E. Lillie                   25,000         5.33%          28.33    1/02/2014        445,415     1,128,768
Desiree DeStefano                 40,000         8.52%          32.85    7/23/2014        826,368     2,094,178
J. David Tolbert                  17,500         3.73%          32.85    7/23/2014        361,536       916,203

-------------
(1)      The dollar amounts under these columns are the result of calculation at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, in the market value of our Common Stock.

AGGREGATE OPTION EXERCISES IN 2004 AND 2004 YEAR END OPTION VALUES

         The following table contains certain information regarding options to purchase Common Stock held as of December 31, 2004, by each of the Named
Executive Officers. The stock options listed below were granted without tandem stock appreciation rights and without freestanding stock appreciation rights outstanding.

                                                                                        VALUE OF UNEXERCISED
                                                          NUMBER OF SECURITIES              IN-THE-MONEY
                                                         UNDERLYING UNEXERCISED       OPTIONS AT DECEMBER 31,
                                                           OPTIONS AT 12/31/04              2004 ($) (1)
                                                      -------------------------------------------------------------
                            SHARES
                          ACQUIRED ON      VALUE                             NON-                          NON-
 NAME                      EXERCISE     REALIZED ($)   EXERCISABLE        EXERCISABLE  EXERCISABLE     EXERCISABLE
 ------------------------------------------------------------------------------------------------------------------

Martin E. Franklin                ---            ---        375,002        374,998     11,452,561    11,452,439
Ian G.H. Ashken                   ---            ---        112,502        112,498      3,435,811     3,435,689
James E. Lillie                   ---            ---         37,500        137,500        916,500     3,127,250
Desiree DeStefano                 ---            ---         39,375         83,125      1,290,450     1,804,950
J. David Tolbert               32,625        901,091         29,250         54,625      1,039,377     1,401,923

-------------
(1)      Before taxes. The dollar value reported is based on the difference between the exercise price of the option outstanding and the market price of Common Stock at the close of trading on December 31, 2004. The closing market price on that date was $43.44 per share.

                                       24

                      EQUITY COMPENSATION PLAN INFORMATION

            The following table provides information regarding compensation plans under which equity securities of the Company are authorized for issuance as of December 31, 2004:

                                              NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE
                                                    BE ISSUED              EXERCISE PRICE OF            NUMBER OF
                                                   UPON EXERCISE              OUTSTANDING               SECURITIES
             PLAN CATEGORY                   OF OUTSTANDING OPTIONS,        OPTIONS, WARRANTS          AVAILABLE FOR
                                              WARRANTS, AND RIGHTS           AND RIGHTS (1)          FUTURE ISSUANCE
----------------------------------------    --------------------------    ---------------------    ---------------------

EQUITY COMPENSATION PLANS APPROVED BY
    SECURITY HOLDERS:
2003 Stock Incentive Plan                                 972,497               $    27.77                  492,227
2003 Employee Stock Purchase Plan                  Not Applicable           Not Applicable                  452,058
2001 Stock Option Plan, as amended                        330,000                    10.20                        0
1998 Long-Term Equity Incentive Plan,
    as amended and restated                               812,111                    11.10                        0
1993 Stock Option Plan                                    619,623                    12.68                        0

EQUITY COMPENSATION PLANS NOT APPROVED
    BY SECURITY HOLDERS:
None                                               Not Applicable           Not Applicable           Not Applicable
                                            --------------------------    ---------------------    ---------------------
TOTAL                                                   2,734,231               $    17.28                  944,285
                                            ==========================    =====================    =====================

-------------
(1) This column contains information regarding stock options only; there are no warrants or rights outstanding.

         For a description of the equity compensation plans above, see Note 11.
of Item 8. Financial Statements and Supplementary Data appearing in the
Company's Annual Report on Form 10-K for the fiscal year ended December 31,
2004.

REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION COMMITTEE

Introduction

         The Company's Compensation Committee of the Board (the "Committee")
establishes the salaries and other compensation of the executive officers of the
Company, including its Chairman and CEO and other Named Executive Officers. The
Committee consists of three independent directors, all of whom have considerable experience in executive compensation issues and management development. No member of the Committee has ever been an officer or employee of the Company, nor is there a direct or indirect relationship between any of the members of the
Committee and any of the Company's executive officers. The Committee operates under a written charter adopted by the Board of Directors which is available at the Company's web site at www.jarden.com under the "Governance" tab.

         Pursuant to this Committee's charter, this Committee's authority generally includes the authority to do each of the following:

  o      To assist the Board of Directors in developing and evaluating potential candidates for executive positions, including the CEO, and to oversee the development of executive succession plans.

                                       25

  o      To review and approve corporate goals and objectives with respect to compensation for the Company's CEO, evaluate the Chief Executive
         Officer's performance in light of those goals and objectives, and, either as a committee or together with the other independent directors, determine and approve the CEO's compensation level based on this evaluation. In determining the long-term incentive component of the
         CEO's compensation, the Committee shall consider the Company's performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company's CEO in past years.

  o      To make recommendations to the Board of Directors with respect to non-CEO compensation, incentive-compensation plans and equity based plans. The Committee shall also provide oversight of management's decisions concerning the performance and compensation of other Company officers.

  o      To review the Company's incentive compensation and other stock-based plans and recommend changes in such plans to the Board of Directors as needed. The Committee shall have and shall exercise all the authority of the Board of Directors with respect to the administration of such plans.

  o      To produce this compensation committee report on executive compensation to be included in the Company's proxy statement.

  o      To review on an annual basis director compensation and benefits.

         The Committee shall have authority to retain such compensation consultants, outside counsel and other advisors as the Committee may deem appropriate in its sole discretion.

         In 2004, the Company maintained the 2003 Stock Incentive Plan to incentivize executive officers and other key employees. See "2003 Stock
Incentive Plan," below.

         The Committee has approved a compensation philosophy for the Company, which is described below.

Executive Compensation Philosophy

         We continued to examine and refine our compensation philosophy and strategy throughout the fiscal year as part of our ongoing efforts to strengthen our corporate governance processes. The Committee's guiding principle is to assure that the Company's compensation and benefits policies attract and retain the key employees necessary to support the Company's growth and success, both operationally and strategically. This principle guides the design and administration of compensation and benefits programs for the Company's officers, other executives and the general workforce. The total compensation package, which includes base salary, incentive compensation and other incentive opportunities in the form of grants under the Company's stock incentive plans, is designed to allow the Company to attract, motivate, and retain top-quality executives. Such principles are accomplished by linking management's compensation to the Company's success in creating value for its Stockholders.

         In connection with the Company's acquisition of American Household,
Inc. ("American Household"), the Committee retained an outside consultant to provide independent, expert advice on compensation to its principal executive officers. The levels of compensation at competitive companies,

                                       26

derived from compensation surveys provided by the outside consultant, were used for comparison in establishing the Company's overall compensation plan for certain executive officers.

Cash Compensation

        For 2004, base salaries for certain of the Company's executive officers were established pursuant to their respective employment agreements, while target performance incentive compensation participation rates (percentage of base salary) for certain of the Company's executive officers were established or fixed by the Committee. Target incentive participation rates are established and reviewed based upon factors such as Jarden's performance and growth, achievement of specific financial goals and increases to stockholder equity, a subjective determination of the executive's past performance and expected future contributions to Jarden, and aggregate compensation of persons holding similar positions with comparable companies in the industry. Base salary and incentive compensation (total cash compensation) earned in 2004 by the Named Executive
Officers are reflected in the "Salary" and "Bonus" columns in the Summary
Compensation Table.

2003 Stock Incentive Plan

         The 2003 Stock Incentive Plan is designed to give the Board of
Directors discretion and flexibility in designing incentive compensation packages to align the goals of management with those of our stockholders and to motivate executive officers and key employees to improve the operations of the
Company, thereby maximizing Stockholder value. Pursuant to this plan, the Board of Directors may issue to employees, officers, directors, consultants, independent contractors and advisors of the Company and its subsidiaries incentive stock options, nonqualified stock options, restricted stock and stock bonuses. The specific types and size of awards to be granted (other than options granted to non-employee directors) and the terms and conditions of such awards are determined by the Committee subject to the provisions of the 2003 Stock
Incentive Plan.

         The Committee generally makes awards based upon the employee's position within the Company and a subjective review of the employee's performance. The stock option awards to each individual are not conditioned on the number of previously granted options. All awards to executive officers are within the discretion of the Committee subject to the terms of the 2003 Stock Incentive
Plan.

         The Committee believes that the total compensation package has been designed to motivate key management to improve the operations and financial performance of the Company, thereby increasing the market value of our Common
Stock. The tables in this Executive Compensation section reflect the compensation structure established by the Committee.

Deductibility of Compensation

         The Committee generally seeks to comply with the requirements of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to the extent deemed practicable, with respect to options and annual and long-term incentive programs in order to avoid losing the deduction for compensation in excess of $1 million paid to one or more of the Named Executive Officers. The
Committee has generally structured the Company's compensation plans with the objective that amounts

                                       27

paid under those plans and arrangements are tax deductible, including by having those plans approved by the Company's Stockholders. However, the Company may
determine to award compensation that does not meet the requirements of Section
162(m) of the Code when it deems appropriate to achieve its compensation objectives and in the best interest of the Company.

Compensation for the Chief Executive Officer

         The Committee followed the philosophy and guiding principles described above in determining compensation for Mr. Martin E. Franklin, Chief Executive
Officer of Jarden.

         Mr. Franklin is compensated pursuant to an employment agreement. For fiscal 2004, Mr. Franklin received a base salary of $850,000. Mr. Franklin was also entitled to receive an operating bonus of between 50% and 100% of base salary based upon the Company achieving its earnings objectives, and was eligible for a discretionary performance bonus of up to 100% of base salary at the discretion of the Board or Compensation Committee. Mr. Franklin did receive an operating bonus of 97.5% of his base salary based upon the Company achieving certain earnings per share target, as well as a discretionary bonus of 100% of his base salary due to the factors described below. In addition, Mr. Franklin was eligible for awards under the 2003 Stock Incentive Plan in accordance with the guidelines set forth in this Report of the Compensation Committee. On August
5, 2004, Mr. Franklin was awarded 100,000 shares of restricted stock under the
2003 Stock Incentive Plan for his performance in fiscal year 2004. In connection with Board of Directors deliberations of the American Household transaction, the
Committee recognized that the vesting targets for the restricted stock grants were no longer the most effective criteria for incentivizing management to enter into the transaction to acquire American Household, in the event the Board of
Directors determined it to be in the best interest of the Company to acquire
American Household, to close the equity infusion by Warburg Pincus and Catterton in escrow and to refinance the Company's credit facility in connection with the acquisition.

         Accordingly, the Board of Directors, upon recommendation of the
Committee, accelerated the grant of 525,000 shares of restricted stock subject to grant under Mr. Franklin's employment agreement, of which 150,000 shares would have been granted on January 1, 2005, 187,500 shares would have been granted on January 1, 2006 and 187,500 shares would have been granted on January
1, 2007, in accordance with the terms of the employment agreement, as well as
100,000 shares of restricted stock issued on August 5, 2004. The Board of
Directors also changed the performance criteria from a future targeted increase in the share price to the Company entering into a definitive agreement with
American Household, closing in escrow the Warburg Pincus and Catterton equity infusion and executing a definitive commitment letter for a new credit facility with Citicorp USA, Inc. and Canadian Imperial Bank of Commerce to finance the transaction, all on terms satisfactory to the full Board of Directors.

          The Committee believed that the acquisition of American Household would approximately triple the revenue of the Company, materially increase its long term earnings potential and create significant opportunities for future growth.

         The Committee considers Mr. Franklin's level of compensation appropriate for his outstanding leadership of the Company during fiscal 2004. In fiscal 2004, the Company achieved exceptional results. In June 2004, the Company consummated its acquisition of Bicycle Holding, Inc. and its wholly-owned

                                       28

subsidiary United States Playing Card Company. From December 31, 2003 to
December 31, 2004 the Company's stock price increased 59% and the market capitalization of the Common Stock increased from $738 million to $1.2 billion.
During the same time frame, the Company achieved growth in revenue of 43%.

         On January 24, 2005 in connection with the closing of the American
Household transaction, Mr. Franklin entered into an amended and restated
employment agreement with the Company pursuant to which, among other things, his annual base salary increased to $1,840,000 effective as of that date. See
"--Employment Agreements," below.

Certain Other Executive Officers

         The remaining four Named Executive Officers are Ian G.H. Ashken, Vice
Chairman, Chief Financial Officer and Secretary, James E. Lillie, President and
Chief Operating Officer, Desiree DeStefano, Executive Vice President of Finance
and Treasurer and J. David Tolbert, Senior Vice President, Human Resources and
Corporate Risk. The details of the compensation for these individuals are also described in the tables and footnotes above, as well as in the description of their employment agreements below.

Respectfully submitted.    Compensation Committee
                           Richard L. Molen, Chairman
                           Irwin D. Simon
                           Robert L. Wood

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the Compensation Committee during 2004 was an officer, employee or former officer of the Company of any of its subsidiaries or had any relationship requiring disclosure herein pursuant to SEC regulations. No executive officer of the Company served as a member of a compensation committee or a director of another entity under circumstances requiring disclosure under
SEC regulations.

PERFORMANCE GRAPH

         The graph below compares the cumulative total Stockholder return on the
Company's Common Stock from December 31, 1999 through December 31, 2004, with the cumulative total return of (a) the Dow Jones Consumer Index - Non-Cyclical and (b) the Russell 2000 Index. The graph assumes that the beginning value of the Common Stock and each index was $100. The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, possible future performance of Common Stock.

                                       29

JARDEN INDEXED STOCK PERFORMANCE

[GRAPH OMITTED]

                           December 31,      December 31,      December 31,      December 31,      December 31,      December 31,
                              1999              2000               2001             2002              2003               2004
                           -----------       ------------      ------------      ------------      ------------      ------------

Jarden Corporation             100.0              61.0               70.9            215.6            370.5               588.6

Dow Jones Consumer
Good Index - Non-Cyclical      100.0             102.1               98.9             92.2            111.9               123.8

Russell 2000                   100.0              95.8               96.8             75.9            110.3               129.1

EMPLOYMENT AGREEMENTS

         The Company's amended and restated employment agreement with Martin E.
Franklin, dated as of January 24, 2005, provides for his employment as Chairman and Chief Executive Officer of the Company through December 31, 2008, subject to certain termination rights and renewal provisions. Mr. Franklin's agreement provides that he will receive an annual base salary of at least $1,840,000, subject to an annual increase at least equal to the change in Consumer Price
Index, as well as an operating bonus of up to 50% of base compensation each year for achieving the Company's earnings per share budget and up to 100% of base compensation each year for achieving 110% of the Company's earnings per share budget in each case based on the annual budget approved by the Board of
Directors. In addition, Mr. Franklin is eligible for a discretionary performance-based bonus of up to 100% of base compensation each year, at the discretion of the Board or Compensation Committee, but subject to the approval of the Board member

                                       30

designated by Warburg Pincus in respect of calendar year 2005 and 2006. Mr.
Franklin's employment agreement also entitles him to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time. Mr. Franklin's employment agreement also provides for certain other ancillary benefits. In connection with this agreement, and subject to stockholder approval, Mr. Franklin would be entitled to receive pursuant to the
Amended 2003 Incentive Plan a grant of up to 915,000 shares of restricted stock with the vesting restrictions set forth below. In addition, the agreement requires the Company to provide Mr. Franklin with $10 million of life insurance.

         The Company's amended and restated employment agreement with Ian G.H.
Ashken, dated as of January 24, 2005, provides for his employment as Vice
Chairman, Chief Financial Officer and Secretary of the Company through December
31, 2008, subject to certain termination rights and renewal provisions. Mr.
Ashken currently receives an annual base salary of $850,000, subject to an annual increase at least equal to the change in Consumer Price Index, as well as an operating bonus of up to 50% of base compensation each year for achieving the
Company's earnings per share budget and up to 100% of base compensation each year for achieving 110% of the Company's earnings per share budget in each case based on the annual budget approved by the Board of Directors. In addition, Mr.
Ashken is eligible for a discretionary performance-based bonus of up to 100% of base compensation each year, at the discretion of the Board or Compensation
Committee, but subject to the approval of the Board director designated by
Warburg Pincus in respect of calendar year 2005 and 2006. Mr. Ashken's employment agreement also entitles him to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time.
Mr. Ashken's employment agreement also provides for certain other ancillary benefits. In connection with this agreement, and subject to stockholder approval, Mr. Ashken would be entitled to receive pursuant to the Amended 2003
Incentive Plan a grant of up to 380,000 shares of restricted stock with the vesting restrictions set forth below. In addition, the agreement requires the
Company to provide Mr. Ashken with $6 million of life insurance.

         Each of Messrs. Franklin's and Ashken's employment agreements contain a noncompetition covenant and nonsolicitation provisions (relating to the
Company's employees and customers) effective during the term of his employment and during the greater of (i) a period of three years after any termination of
Mr. Franklin's or Ashken's employment or (ii) any period thereafter during which
Mr. Franklin or Mr. Ashken continues to receive benefits under the employment agreement, other than in cases of a termination by the Company without good cause, by Mr. Franklin or Mr. Ashken with good reason, or if Mr. Franklin's or
Mr. Ashken's employment is not renewed. In the event Mr. Franklin's or Mr.
Ashken's employment is terminated by the Company without "cause" (as such term is defined in his employment agreement) or upon "disability" (as such term is defined in his employment agreement), Mr. Franklin or Mr. Ashken will be entitled to (a) three times (two times in the case of termination due to death)
base compensation, (b) three times (two times in the case of termination due to death) the average annual bonus paid over the preceding two fiscal years, (c)
except in the case of non-renewal of employment, the accrued annual bonus through the date of termination, (d) the continuation of health insurance and other benefits for three years (two years in the case of termination due to death) at the Company's expense, (e) full vesting of any outstanding stock options on the Company's stock, and (f) the lapsing of any restrictions over any restricted shares of the Company's stock. In addition, Mr. Franklin's and Mr.
Ashken's employment agreements may be terminated at the Company's option for
"cause" (as

                                       31

such term is defined in his employment agreement).

         The Company's amended and restated employment agreement with James E.
Lillie, dated as of January 24, 2005, provides for his employment as President and Chief Operating Officer, and is for an initial two-year term subject to successive one-year renewal terms, such renewal terms to be automatic unless either party gives prior written notice of non-renewal. Mr. Lillie currently receives a base salary of $600,000 per year, subject to an annual increase at least equal to the change in the Consumer Price Index, as well as an operating bonus of up to 50% of base compensation each year for achieving the Company's
EDITDA and earnings per share budget and up to 100% of base compensation each year for achieving EBITDA 10% higher than budget and earnings per share 10%
higher than budget, in each case based on the annual budget approved by the
Board of Directors. In addition, Mr. Lillie is eligible for a discretionary performance-based bonus of up to 50% of base compensation each year, at the discretion of the Board or Compensation Committee, but subject to the approval of the Board director designated by Warburg Pincus in respect of calendar year
2005 and 2006. In connection with this agreement, and subject to stockholder approval, Mr. Lillie would be entitled to receive pursuant to the Amended 2003
Incentive Plan a grant of 145,000 shares of restricted stock with the vesting restrictions set forth below. Mr. Lillie will receive a prescribed severance pay amount if he is terminated without cause or suffers a specified disability. Mr.
Lillie's employment agreement also entitles him to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time. Mr. Lillie's employment agreement contains a noncompetition covenant and nonsolicitation provisions (relating to the Company's employees and customers) effective during the term of his employment and continuing for a period of 12 months after the expiration or termination of Mr. Lillie's employment. In the event Mr. Lillie's employment is terminated by the Company without "cause" (as such term is described in his employment agreement) or upon
"disability" (as such term is defined in his employment agreement), Mr. Lillie will be entitled to (a) eighteen months base compensation, (b) eighteen months target bonus that he would have been entitled to receive for achieving budget for the year in which his employment was terminated, (c) the continuation of health insurance and other benefits for eighteen months at the Company's expense, (d) full vesting of any outstanding stock options on the Company's stock, and (e) the lapsing of any restrictions over any restricted shares of the
Company's stock owned by Mr. Lillie. In addition, Mr. Lillie's employment agreement may be terminated at the Company's option for "cause."

         As contemplated by their respective employment agreements, the vesting restrictions on each restricted stock award to Messrs. Franklin, Ashken and
Lillie would lapse as follows: (i) 50% on the date that the stock price of the
Common Stock of the Company equals or exceeds fifty dollars ($50.00) for ten
(10) consecutive trading days (measured on a Volume Weighted Average Price, or
VWAP, basis) prior to the third anniversary of the restricted stock grant, (ii)
100% on the date that the stock price of the Common Stock of the Company equals or exceeds sixty-four dollars ($64.00) for ten (10) consecutive trading days
(measured on a VWAP basis) prior to the fifth anniversary of the restricted stock grant, or (iii) the date there is a Change of Control of the Company and either (a) the Company's stock price is higher than $32 per share at the time of the Change of Control or (b) the Board of Directors approves, in its sole discretion, such vesting.

         The Company entered into an employment agreement with Desiree
DeStefano, dated as of May 3, 2004, which provides for an initial two-year term subject to successive one-year renewal terms, such

                                       32

renewal terms to be automatic unless either party gives prior written notice of non-renewal. Ms. DeStefano currently receives an annual base salary of $325,000, as well as a discretionary bonus package based on the Company's performance. Ms.
DeStefano's employment agreement also entitles her to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time.

         The Company's employment agreement with J. David Tolbert, dated as of
January 1, 2002, was renewed for one year on January 1, 2005 and is subject to an annual renewal provision. Under the employment agreement, Mr. Tolbert currently receives an annual base salary of $225,000, as well as a discretionary bonus package based on the Company's performance. Mr. Tolbert's employment agreement also entitles him to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time.

         Mr. Tolbert's and Ms. DeStefano's employment agreements each contain a noncompetition covenant and nonsolicitation provisions (relating to the
Company's employees and customers) effective during the term of his/her employment and continuing for a period of 12 months after the expiration or termination of Mr. Tolbert's and Ms. DeStefano's employment, respectively. In the event Mr. Tolbert's or Ms. DeStefano's employment is terminated by the
Company without "cause" (as such term is defined in their respective employment agreements) or upon "disability" (as such term is defined in their respective employment agreements), Mr. Tolbert and Ms. DeStefano will be entitled to (a)
one year's base compensation, (b) one year's target bonus that he/she would have been entitled to receive for achieving budget for the year in which his/her employment was terminated, (c) the continuation of health insurance and other benefits for one year at the Company's expense, (d) full vesting of any outstanding stock options on the Company's stock, and (e) the lapsing of any restrictions over any restricted shares of the Company's stock owned by either
Mr. Tolbert or Ms. DeStefano. In addition, Mr. Tolbert's and Ms. DeStefano's respective employment agreements may be terminated at the Company's option for
"cause."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In connection with Purchase Agreement (as described in Proposal 5), the
Company agreed to cause, for so long as Warburg Pincus owns at least one-third of the shares of Series B Preferred Stock initially purchased (on an as converted basis), one person nominated by Warburg Pincus to be elected or appointed to the Company's Board of Directors (the "Board Representative") as
promptly as practicable following October 8, 2004 and who, when serving on the
Board of Directors, will be entitled to serve on all major committees and subcommittees of the Board of Directors, except to the extent prohibited by applicable law or stock exchange regulation. The Company and Warburg Pincus agreed that Charles R. Kaye, the Co-President of Warburg Pincus LLC, which manages Warburg Pincus, is the initial Board Representative. For a further description of Warburg Pincus' relationship to the Company, please see Proposal
5. Prior to Mr. Kaye being placed on the Company's Board of Directors and pursuant to the terms of the Purchase Agreement, the Company reimbursed Warburg
Pincus for reasonable out-of-pocket expenses incurred with Warburg Pincus'
diligence, negotiation and preparation of the Purchase Agreement and related agreements. Furthermore, the Company agreed to reimburse the Board
Representative, currently Mr. Kaye, for reasonable out-of-pocket expenses incurred with his Board of Directors participation, as well as paying him the same outside director compensation to be paid to other

                                       33

non-executive directors of the Company.

            On July 27, 2004, the agreement between one of our Company's wholly owned subsidiaries and NewRoads, Inc. ("NewRoads"), a third party provider of pick, pack and ship services, order fulfillment, warehousing and other services to the retail industry was terminated. Mr. Franklin's, our Chairman and Chief
Executive Officer, brother-in-law was the executive chairman of the board of
NewRoads at the time of the agreement being consummated. Mr. Franklin has an indirect ownership interest of less than 1/2% in NewRoads. During fiscal 2004, the Company paid $2,061,140 to NewRoads in connection with these services. In addition, during July 2004, our Company's board of directors approved the granting of 10,000 restricted shares of common stock to Mr. Jonathan Franklin, a consultant to our Company, who is a brother of Mr. Franklin. The restrictions on
5,000 of these shares lapsed immediately and the restrictions on the remaining
5,000 of these shares lapse ratably over a four year period, but will lapse immediately upon the event of a change in control. On January 24, 2005,
Mr. Jonathan Franklin became an employee of the Company. Mr. Franklin serves as
Manager, Compliance and will receive a salary of $100,000 for his services during 2005.

                                       34

                                   PROPOSAL 2

                 ADOPTION AND APPROVAL OF THE JARDEN CORPORATION
                              AMENDED AND RESTATED
                            2003 STOCK INCENTIVE PLAN

         The Jarden Corporation Amended and Restated 2003 Stock Incentive Plan
(the "Amended 2003 Incentive Plan") was adopted by the Board of Directors on
February 16, 2005 and will become effective immediately on the date of its approval by the Stockholders of the Company at the Meeting. In the event that the Company's Stockholders do not approve the Amended 2003 Incentive Plan, the
2003 Stock Incentive Plan as in effect prior to this amendment and restatement shall remain in full force and effect in accordance with its terms. The Amended
2003 Incentive Plan will, among other things, (i) increase the number of shares of Common Stock reserved for issuance under the plan from 3,000,000 to
7,000,000; (ii) provide for the ability of the Compensation Committee to grant performance awards, including performance-based cash awards, under the plan, which is expected to provide the Company with enhanced flexibility in crafting tax-efficient compensatory awards; and (iii) eliminate the ability of the Board of Directors to provide stock bonuses. The purpose of the Amended 2003 Incentive
Plan remains unchanged and is to attract able persons to enter and remain in the employ of the Company and its subsidiaries and to provide a means whereby employees, officers, directors, consultants, independent contractors and advisors of the Company can acquire and maintain Common Stock ownership or be paid incentive compensation, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between stockholders and these eligible persons.

         The following summary of the Amended 2003 Incentive Plan is qualified in its entirety by reference to the text of the Amended 2003 Incentive Plan, which is included as Annex C to this Proxy Statement.

         It is the judgment of the Board of Directors that approval of the
Amended 2003 Incentive Plan is in the best interests of the Company and our
Stockholders.

SUMMARY OF THE JARDEN CORPORATION AMENDED 2003 INCENTIVE PLAN

         Shares subject to the Plan. The Amended 2003 Incentive Plan authorizes the issuance of up to 7,000,000 shares of our Common Stock upon the exercise of stock options or in connection with the issuance of restricted stock. The
Amended 2003 Incentive Plan increases the number of shares of Common Stock reserved for issuance under the 2003 Stock Incentive Plan from 3,000,000 to
7,000,000.

         Certain Award Limits. The Amended 2003 Incentive Plan provides that no employee may be granted more than 1,500,000 shares in any calendar year, except that an employee may be granted awards covering up to an additional 250,000 shares in connection with his or her initial employment with the Company.
Cash-based awards granted under the Amended 2003 Incentive Plan during any calendar year to any one individual that is intended to satisfy the requirements for "performance based compensation" under Section 162(m) of the Code shall not exceed U.S. $4,000,000.

                                       35

        Other Limitations: No more than 5,000,000 shares may be granted under the Amended 2003 Incentive Plan as restricted stock awards. No more than
6,000,000 shares may be granted under the Amended 2003 Incentive Plan as stock options.

         Administration and Eligibility. The Amended 2003 Incentive Plan
authorizes the granting of stock options, restricted stock and short-term cash incentive awards to employees, officers, directors, consultants, independent contractors and advisors of the Company and its subsidiaries. The Amended 2003
Incentive Plan provides for its administration by either a committee of two or more outside directors or the Board of Directors (the "Administrator"). In
general, the Administrator, in its sole discretion, determines which eligible employees, officers, directors, consultants, independent contractors and advisors of the Company and its subsidiaries may participate in the Amended 2003
Incentive Plan and the type, extent and terms of the equity-based awards to be granted to them.

         Options. The Amended 2003 Incentive Plan provides for the grant of both incentive stock options ("ISOs") that qualify under Section 422 of the Code, and non-qualified stock options ("NQSOs"). ISOs may be granted only to our employees or employees of our subsidiaries (including officers and directors who are also employees). NQSOs (and all other awards other than ISOs) may be granted to our and our subsidiaries' employees, officers, directors, consultants, independent contractors and advisors. The exercise price of ISOs must be at least equal to the fair market value of our Common Stock on the date of grant. The exercise price of ISOs granted to 10% stockholders must be at least equal to 110% of that value. The maximum term of options granted under the Amended 2003 Incentive Plan is ten years. Awards granted under the Amended 2003 Incentive Plan may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee (unless otherwise determined by the Administrator and set forth in the award agreement with respect to awards that are NQSOs). Options granted under the Amended 2003 Incentive Plan generally expire three months after the termination of the optionee's service to the Company or a parent or subsidiary of the Company, except (i) in the case of death or disability, in which case the options generally may be exercised up to 12 months following the date of death or termination of service or (i) in the case of a voluntary termination by the participant, in which the options generally expire one month after the termination of the optionee's service to the Company or a parent or subsidiary of the Company. Options will generally terminate immediately upon termination for cause. In the event of a "change in control" transaction, outstanding awards may be assumed or substituted by the successor corporation (if any). In the discretion of the Administrator, the vesting of such awards may accelerate prior to the consummation of such a transaction and if not exercised prior to the transaction may terminate at such time as the Administrator may determine.

         Restricted Stock. The Administrator may make grants of restricted stock for a purchase price in cash, which may be determined to be zero, or other consideration, as the Administrator determines, subject to the terms of the
Amended 2003 Incentive Plan. The number of shares of Common Stock granted to each grantee will be determined by the Administrator. Grants of restricted stock will be made subject to such restrictions and conditions as the Administrator may determine in its sole discretion, subject to the terms of the Amended 2003
Incentive Plan, including periods of restriction on transferability and/or attainment of specified performance targets over the forfeiture period.

                                       36

         The performance targets described in the preceding paragraph may be established by the Administrator, in its discretion, based on one or more of the following measures: (i) net revenue and/or net revenue growth; (ii) earnings before income taxes and amortization and/or earnings before income taxes and amortization growth; (iii) operating income and/or operating income growth; (iv)
net income and/or net income growth; (v) earnings per share and/or earnings per share growth; (vi) total stockholder return and/or total stockholder return growth including an increase in the value of a share of the Company's Common stock; (vii) return on equity; (viii) operating cash flow; (ix) adjusted operating cash flow return on income; (x) economic value added; (xi) successful capital raises; (xii) individual confidential business objectives; and (xiii)
other performance based factors deemed reasonable and appropriate. For participants who are "covered employees" as defined by Section 162(m) of the
Code and for those awards that are intended to be exempt from Section 162(m) of the Code only performance targets (i) through (xii) (the "162(m) Performance
Factors") will be used.

         Short-Term Cash Awards. The Amended 2003 Incentive Plan authorizes performance-based annual cash incentive compensation to be paid to covered employees subject to Section 162(m) of the Code. The material terms of the annual incentive compensation feature of the Amended 2003 Incentive Plan are as follows:

            o     The class of persons covered consists of those executive
                  officers of the Company who are from time to time determined by the Compensation Committee to be subject to Section 162(m)
                  of the Code.
            o     The targets for annual incentive payments to "covered
                  employees" (as defined in Section 162(m) of the Code) under the Amended 2003 Incentive Plan will consist of one or more of the 162(m) Performance Factors. Such performance targets will be established by the Compensation Committee on a timely basis to ensure that the targets are considered "preestablished" for purposes of Section 162(m) of the Code.
            o     In administering the incentive program and determining
                  incentive awards, the Compensation Committee will not have the flexibility to pay a covered executive more than the incentive amount indicated by his or her attainment of the performance target under the applicable payment schedule. The Compensation
                  Committee will have the flexibility, based on its business judgment, to reduce this amount.
            o     The cash incentive compensation feature of the Amended 2003
                  Incentive Plan does not preclude the Board of Directors or the
                  Compensation Committee from approving other incentive
                  compensation arrangements for covered employees.

         Section 162(m). Compensation of persons who are "covered employees" of the Company may be subject to the $1,000,000 deduction limit under Section
162(m) of the Code. However, awards that qualify as "performance-based compensation" are exempt from Section 162(m), which would allow the Company the full federal tax deduction otherwise permitted for such compensation. The
Amended 2003 Incentive Plan will be intended to enable the Committee to grant awards that will be exempt from the $1,000,000 deduction limit of Section
162(m); however, not all awards may be entitled to the exemption.

         Amendment. The Board of Directors has the right to amend, suspend or terminate the Amended 2003

                                       37

Incentive Plan at any time, provided, however, that no amendment or change in the Amended 2003 Incentive Plan that pursuant to applicable law or regulation requires Stockholder approval will be effective without such Stockholder approval.

         Certain Federal Income Tax Consequences. The following is a brief summary of the principal federal income tax consequences of awards under the
Amended 2003 Incentive Plan based upon current federal income tax law. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

         Incentive Stock Options

         The Amended 2003 Incentive Plan qualifies as an incentive stock option plan within the meaning of Section 422 of the Code. A recipient who is granted an incentive stock option will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the incentive stock option. The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder's income for alternative minimum tax purposes. If the recipient disposes of the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the transfer of the shares to the recipient (the required statutory "holding period"), (a) the recipient will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option exercise price; and (b) the
Company will not be entitled to a deduction with respect to the shares of stock so issued.

         If the holding period requirements are not met, any gain recognized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option exercise price, and (ii) the gain on the sale. The
Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the recipient. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option exercise price results in a capital loss. Capital losses are allowed to offset any capital gains on a dollar-for-dollar basis. However, the maximum deduction for a capital loss in any given year is $3,000. Any capital losses that exceed the $3,000 limit can be carried forward into future years until all of the losses have been deducted.

         Non-Qualified Stock Options

         The recipient of a non-qualified stock option under the Amended 2003
Incentive Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, upon the exercise of the option, the recipient will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option exercise price for the shares. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient. Upon disposition of the shares purchased pursuant to the stock option, the recipient will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the recipient as ordinary income.

         Restricted Stock

         A recipient will not be taxed at the date of an award of restricted shares, but will be taxed at

                                       38

ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse. The Company will be entitled to a corresponding deduction at that time. However, the recipient may elect under
Section 83(b) of the Code to report the current fair market value of restricted shares as ordinary income in the year of the grant of the restricted shares, even though the shares of common stock are subject to forfeiture restrictions.
If the recipient makes such an election, the Company will receive an immediate tax deduction for such fair market value of the shares in the year of grant, subject to any limitations under Section 162(m).

         Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). Dividends received by a recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by the Company unless the recipient has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

            Short-Term Cash Awards

            A participant will recognize taxable income when the cash awards are actually or constructively received. The Company will then be entitled to a deduction in the same amount at that time, subject to any limitations under
Section 162(m).

         New Plan Benefits. The grant of options under the Amended 2003
Incentive Plan is within the discretion of the Administrator. We cannot forecast the extent of option grants that will be made in the future. Information with respect to compensation paid and other benefits, including options, granted during the 2004 fiscal year to the Chief Executive Officer and the other Named
Executive Officers is set forth above.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
"FOR" THE ADOPTION AND APPROVAL OF THE JARDEN CORPORATION AMENDED AND RESTATED
2003 STOCK INCENTIVE PLAN.

                                       39

                                   PROPOSAL 3

                 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

         Ernst & Young LLP has audited the financial statements of the Company for the year ended December 31, 2004. The Board of Directors, upon the recommendation of the Audit Committee, desires to continue the services of Ernst
& Young LLP for the current year ending December 31, 2005. Accordingly, the
Board of Directors will recommend at the Meeting that the Stockholders ratify the appointment by the Board of Directors of the firm of Ernst & Young LLP to audit the financial statements of the Company for the current year.
Representatives of that firm are expected to be available at the Meeting, shall have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Although ratification by Stockholders is not required by our organizational documents or other applicable law, the Audit Committee has determined that requesting ratification by Stockholders of its selection of Ernst & Young LLP as our independent registered public accounting firm is a matter of good corporate practice. In the event the Stockholders do not ratify the appointment of Ernst &
Young LLP, the appointment will be reconsidered by the Audit Committee and the
Board of Directors. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its Stockholders.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION
OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

FEES PAID TO ERNST & YOUNG LLP

         The following table sets forth the aggregate fees billed by Ernst &
Young LLP for audit services rendered in connection with the consolidated financial statements and reports for fiscal year 2004 and for other services rendered during fiscal year 2004 on behalf of the Company and its subsidiaries, as well as out-of-pocket costs incurred in connection with these services, which have been billed to the Company.

---------------------------------------- ----------------- ------------------ ----------------- -------------
FEE CATEGORY:                              FISCAL 2004        % OF TOTAL        FISCAL 2003      % OF TOTAL
------------                               -----------        ----------        -----------      ----------

---------------------------------------- ----------------- ------------------ ----------------- -------------
Audit Fees.........................            $1,195,002               32.7        $1,050,040          45.0
---------------------------------------- ----------------- ------------------ ----------------- -------------
Audit-Related Fees.................             2,428,796               66.6           728,794          31.3
---------------------------------------- ----------------- ------------------ ----------------- -------------
Tax Fees...........................                21,780                0.7           552,446          23.7
---------------------------------------- ----------------- ------------------ ----------------- -------------
All Other Fees.....................                     0                0.0                 0           0.0
---------------------------------------- ----------------- ------------------ ----------------- -------------
Total Fees.........................            $3,645,578              100.0        $2,331,280         100.0
---------------------------------------- ----------------- ------------------ ----------------- -------------

         AUDIT FEES: Consist of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statue or regulation.

                                       40

         AUDIT-RELATED FEES: Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under
"Audit Fees." These services include due diligence, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

         TAX FEES: Consist of tax compliance/preparation and other tax services.
Tax compliance/preparation consists of fees for professional services related to federal, state and international tax compliance, assistance with tax audits and appeals, and assistance related to the impact of mergers, acquisitions and divestitures on tax return preparation and such amounts were $15,780 and
$552,446 for the years ended December 31, 2004 and 2003, respectively. Other tax services consist of fees for other miscellaneous tax consulting and planning and such amount was $6,000 for the year ended December 31, 2004. There were no amounts incurred for other tax services in the year ended December 31, 2003. For the year ended December 31, 2004, KPMG LLP and Deloitte & Touche, LLP assisted the Company's in-house tax department with the Company's U.S. income tax compliance services.

         ALL OTHER FEES: Consist of fees for all other services other than those reported above. The Company did not engage Ernst & Young LLP in this capacity during 2004 or 2003 and its intent is to minimize services in this category.

         In making its recommendation to ratify the appointment of Ernst & Young
LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005, the Audit Committee has considered whether services other than audit and audit-related provided by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT
SERVICES OF INDEPENDENT AUDITORS

         Consistent with SEC policies regarding auditor independence, the Audit
Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the
Audit Committee has established a policy to review and pre-approve all audit, internal-control related and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Under the policy, pre-approval is detailed as to the particular service or category of services and is subject to specific budget. In addition, the Chairman of the Audit Committee or any two other members may also pre-approve particular services on a case-by-case basis and the full Board of Directors may approve fees on behalf of the Audit
Committee.

                                       41

                                   PROPOSAL 4

                 APPROVAL OF AMENDMENT TO THE COMPANY'S RESTATED
                          CERTIFICATE OF INCORPORATION

          The Board of Directors proposes that the Stockholders approve the proposed amendment (the "Amendment") to the Company's Restated Certificate of
Incorporation, as amended, described below. The Board of Directors of the
Company unanimously approved the Amendment on February 16, 2005, subject to approval by the Stockholders at the Meeting. The Amendment requires the approval of the Company's Stockholders by the affirmative vote of a majority of the outstanding shares of Common Stock and Series B Preferred Stock voting as a single class.

          Article IV of the Company's Restated Certificate of Incorporation
currently provides that the Company has the authority to issue 55,000,000 shares, consisting of 5,000,000 shares of preferred stock, par value $0.01 per share, and 50,000,000 shares of Common Stock. The Board of Directors has determined that it would be appropriate and in the best interests of the Company to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 shares to
150,000,000 shares and to increase the total number of shares which the Company shall have authority to issue from 55,000,000 shares to 155,000,000 shares.

         The additional shares of Common Stock would become part of the existing class of Common Stock, and the additional shares, when issued, would have the same rights and privileges as the shares of Common Stock now issued. If the proposed amendment is approved by the Stockholders, it will become effective upon filing of a Certificate of Amendment to the Company's Restated Certificate
of Incorporation as required by the Delaware General Corporation Law.

         Although the Company has no present plans, agreements, or
understandings regarding the issuance of the proposed additional shares, the
Board of Directors believes that adoption of the amendment is advisable because it will provide the Company with greater flexibility in connection with possible future financing transactions, acquisitions of other companies or business properties, employee benefit plans and other proper corporate purposes. Having such additional authorized shares available will give the Company the ability to issue shares without the expense and delay of a special meeting of Stockholders.
Such a delay might deprive the Company of the flexibility the Board of Directors views as important in facilitating the effective use of the Company's shares.
Except as otherwise required by applicable law or stock exchange rules, authorized but unissued shares of Common Stock may be issued at such time, for such purposes, and for such consideration as the Board of Directors may determine to be appropriate, without further authorization by Stockholders.

         Since the issuance of additional shares of Common Stock, other than on a pro rata basis to all current Stockholders, would dilute the ownership interest of a person seeking to obtain control of the Company, such issuance could be used as an anti-takeover device to discourage a change in control of the Company by making it more difficult or costly. The Company is not aware of anyone seeking to accumulate Common Stock or obtain control of the Company, and has no present intention to use the additional authorized shares to deter a change in control or otherwise as an anti-takeover device.

                                       42

PROPOSED AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

         Set forth below is the text of revised Article IV, Section A (1) of the
Company's Restated Certificate of Incorporation containing the amendment being proposed at the Meeting. The foregoing description is qualified in its entirety by reference to such text.

         The text of Article IV, Section A (1) shall be amended to read as follows:

         "The total number of authorized capital stock of this Corporation shall be 155,000,000 shares, divided as follows: (i) 150,000,000 shares of
         Common Stock, par value $001 per share, (the "Common Stock"), and (ii)
         5,000,000 shares of Preferred Stock, par value $0.01 per share, of which (a) 250,000 shall be designated as Series A Junior Participating
         Preferred Stock, (b) 500,000 shall be designated Series B Convertible
         Participating Preferred Stock and (c) 300,000 shall be designated
         Series C Mandatory Convertible Participating Preferred Stock."

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
"FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF
INCORPORATION.

                                       43

                                   PROPOSAL 5

      PROPOSAL TO APPROVE THE CONVERSION FEATURE OF OUR SERIES C PREFERRED
            STOCK INTO SERIES B PREFERRED STOCK AND COMMON STOCK AND
           THE ISSUANCE OF COMMON STOCK AS A RESULT OF THE SUBSEQUENT
                     CONVERSION OF SERIES B PREFERRED STOCK

         The Company is seeking approval from the Stockholders to issue Series B
Preferred Stock (as defined below) and Common Stock (as defined below) upon the conversion of the Series C Preferred Stock (as defined below) and to also issue
Common Stock upon the conversion of the Series B Preferred Stock received upon conversion of the Series C Preferred Stock.

Necessity for Stockholder Approval
----------------------------------

         As an issuer of securities quoted on the NYSE, the Company must comply with certain rules of the NYSE. Under these rules, the Company must obtain stockholder approval prior to issuing Common Stock or securities that are convertible into, or exercisable for, Common Stock in one transaction or a series of related transactions if:

    o    the Common Stock has, or will have upon issuance, voting power equal to or in excess of 20.0% of the voting power outstanding before the issuance of the Common Stock or securities convertible into or exercisable for Common Stock; or

    o    the number of shares of Common Stock to be issued, is or will be upon issuance, equal to or in excess of 20.0% of the number of shares of
         Common Stock outstanding before the issuance of the Common Stock or of securities convertible into or exercisable for Common Stock.

         To comply with the NYSE rules, the Company issued shares of Series B
Preferred Stock that, assuming the conversion of all such shares would not exceed 19.99% of the Company's outstanding Common Stock, when aggregated with the shares of Common Stock purchased in the Equity Investment Financing (as defined below). The Company instead issued Series C Preferred Stock and agreed to seek stockholder approval of the issuance of Common Stock and Series B
Preferred Stock upon conversion of that Series C Preferred Stock and the further issuance of Common Stock upon the conversion of the Series B Preferred Stock received upon conversion of that Series C Preferred Stock.

         The actual number of shares of Common Stock that will be issuable upon conversion of the Series C Preferred Stock into Series B Preferred Stock and
Common Stock and the conversion of the Series B Preferred Stock into Common
Stock is dependent on a number of factors and the specific number of shares to be issued will not be known until the actual conversion takes place.
Accordingly, we are seeking stockholder approval for the issuance of Common
Stock and Series B Preferred Stock upon conversion of the Series C Preferred
Stock and the issuances of Common Stock resulting from the conversion of the
Series B Preferred Stock.

                                       44

Recommendation of the Board of Directors
----------------------------------------

         The Board of Directors unanimously recommends that Stockholders vote
FOR approval of Proposal 5. If the Stockholders do not approve Proposal 5 then the Series C Preferred Stock may not be converted into shares of Series B
Preferred Stock and Common Stock and the Series C Preferred Stock will remain outstanding. Allowing the Series C Preferred Stock to remain outstanding could adversely affect the Company for the following reasons:

    o    as of May 8, 2005, the liquidation value for the Series C Preferred
         Stock will accrete at a higher rate than the Series B Preferred Stock into which it would convert, which would cost the Company more upon liquidation of such shares than if they had been converted into shares of Series B Preferred Stock and Common Stock;

    o    the cash dividend rate payable on the Series C Preferred Stock
         (beginning with the three-month period ending January 8, 2010) is greater than the rate payable on the Series B Preferred Stock into which it would partially convert;

    o    from and after August 24, 2005, the holders of Series C Preferred Stock will have the option to require the Company to redeem their shares which option could be elected at a time most advantageous to the holders but least advantageous to the Company; and

    o    the Company will be restricted from taking certain actions without the consent of the holders of the Series C Preferred Stock so long as at least one-third of the shares of Series C Preferred Stock initially issued remain outstanding.

Background
----------

         During the Company's negotiations to acquire American Household, the sellers of American Household insisted that the Company's obligation to close the acquisition not be contingent upon the Company's ability to obtain financing. The Company considered many different alternatives to finance the transaction in accordance with the sellers' requirements, while also staying within the Company's own historical leverage thresholds. The commitment of
Warburg Pincus to make a sizeable equity infusion and Warburg Pincus'
willingness to complete this funding prior to closing, was a significant inducement to the sellers of American Household to accept the Company's acquisition proposal.

         On October 8, 2004, pursuant to the terms of a Purchase Agreement, dated as of September 19, 2004 (the "Purchase Agreement"), between the Company and Warburg Pincus Private Equity VIII, L.P. ("Warburg Pincus") and an
Assignment and Joinder Agreement, dated as of October 8, 2004, (the "Assignment
Agreement" and, together with the Purchase Agreement, the "Equity Purchase
Agreements") by and among the Company, Catterton Partners V, L.P., and several of its affiliates (collectively, "Catterton"), and Warburg Pincus and several of its affiliates, Warburg Pincus and Catterton collectively purchased from the
Company, for a total purchase price of $350,000,000 (the "Cash Proceeds"):

           o     128,571 shares of a new class of preferred stock, Series B
                 Convertible Participating Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock" or "Series B Preferred
                 Shares"), at a price of $1,000.00 per share, issued pursuant to the Certificate of

                                       45

                 Designations, Preferences and Rights of Series B Convertible
                 Participating Preferred Stock of Jarden Corporation (the
                 "Series B Certificate of Designations");

           o     200,000 shares of a new class of preferred stock, Series C
                 Mandatory Convertible Participating Preferred Stock, par value
                 $0.01 per share (the "Series C Preferred Stock" or "Series C
                 Preferred Shares" and, together with the Series B Preferred
                 Stock, the "Preferred Stock"), at a price of $1,000.00 per share, issued pursuant to the Certificate of Designations,
                 Preferences and Rights of Series C Mandatory Convertible
                 Participating Preferred Stock of Jarden Corporation (the
                 "Series C Certificate of Designations"); and

           o     714,286 shares of the Company's common stock, par value $0.01 per share (the "Common Stock" or "Common Shares" and, together with the Preferred Stock, the "Securities"), at a price of
                 $30.00 per share.

         The purchase and sale of the Securities for the Cash Proceeds pursuant to the terms of the Equity Purchase Agreements is referred to herein as the
"Equity Investment Financing."

         On January 24, 2005, in connection with the Company's acquisition of
American Household, Inc. (the "AHI Acquisition"), and in accordance with the terms of the Escrow Agreement, dated October 8, 2004, by and among the Company,
Warburg Pincus and National City Bank, as escrow agent, that was entered into in connection with the Equity Investment Financing, the Cash Proceeds were released from escrow for use by the Company in consummating the AHI Acquisition and the
Securities were issued and released from escrow and delivered to Warburg Pincus and Catterton.

Terms of the Series B Preferred Stock
-------------------------------------

         Overview. The shares of Series B Preferred Stock issued to Warburg
Pincus and Catterton pursuant to the Equity Purchase Agreements are voting securities that are convertible into Common Stock at the option of the holder.

         Liquidation Value. The initial liquidation value for the shares (the
"Base Liquidation Value") of Series B Preferred Stock was $1,000.00 per share, which amount has and will accrete at 3.50% per annum, compounded annually, from
October 8, 2004 through but not including October 8, 2009, plus any accrued but unpaid dividends thereon; provided, however, that for purposes of determining the Base Liquidation Value of any shares of Series B Preferred Stock issued after the date on which shares of Series B Preferred Stock were first issued (as a result of the mandatory conversion of the Series C Preferred Stock), such accretion will commence from the date of issuance of such shares of Series B
Preferred Stock. The Base Liquidation Value is also subject to further adjustments as follows:

           o     In the event of a change in control prior to October 8, 2009 providing for the payment of an amount per share of Common
                 Stock below the applicable change in control threshold price, the liquidation value will automatically increase to the amount to which it would have accreted up until the date of such
                 change of control had the accretion rate been 10% per annum, compounded annually, during such period, plus any declared but unpaid dividends;

           o     From and after October 8, 2009, the Base Liquidation Value will be increased by $462.31 per share; and

           o     The liquidation value is subject to adjustment in the event the
                 Company undertakes certain business combinations or other
                 extraordinary transaction, or the Company is liquidated or dissolved.

                                       46

         Dividends. Holders of the outstanding shares of Series B Preferred
Stock ("Series B Holders") will have the right to participate equally and ratably with the holders of shares of Common Stock and holders of shares of
Series C Preferred Stock in all dividends and distributions paid on the Common
Stock (whether in the form of cash, stock or otherwise). Additionally, beginning with the three-month period ending January 8, 2010, the Series B Holders will be entitled to receive quarterly cash dividends equal to 4.0% of the Base
Liquidation Value then in effect. If the Company fails to pay this dividend in a given period, the dividend rate will be increased to 10.0% of the Base
Liquidation Value in subsequent quarterly periods until the quarterly period following the date on which all such prior dividends have been paid in full.

         Change of Control. Upon a change in control, Series B Holders may, at their election:

           o     convert the Series B Preferred Stock into Common Stock and receive the Change in Control Consideration (as described
                 below) upon conversion;

           o     in lieu of receiving any liquidation value in respect of such
                 Series B Preferred Stock upon such change in control, continue to hold the Series B Preferred Stock in any surviving entity resulting from such change in control or, in the case of a sale of the Company's assets which results in a change in control, the entity purchasing such assets; or

           o     within sixty days after the date of the change in control, request, in lieu of receiving the Change in Control
                 Consideration, that the Company redeem, out of funds lawfully available for the redemption of shares, the Series B Preferred
                 Stock for an amount in cash equal to the liquidation value as of the redemption date and after giving effect to the change in control; provided, that the Company may, in lieu of making the redemption so requested, effect a Remarketing, as described below.

         With respect to Series B Preferred Stock, "Change in Control
Consideration" means the shares of stock, securities, cash or other property issuable or payable (as part of any reorganization, reclassification, consolidation, merger or sale in connection with the change in control) with respect to or in exchange for such number of outstanding shares of Common Stock as would have been received upon conversion of the Series B Preferred Stock at the Conversion Price (as defined below) for such Series B Preferred Stock then in effect.

         If the Company elects to effect a Remarketing (as defined below), the
Company will adjust the dividend rate on the Series B Preferred Stock to the rate (as of the date of the Remarketing) necessary in the opinion of a nationally recognized investment banking firm to allow such bank to resell all of the Series B Preferred Stock on behalf of all holders who have delivered a redemption request (such resale, the "Remarketing") at a price of not less than
100% (after deduction of such investment bank's fees) of the liquidation value then in effect.

         Conversion. The Series B Holders will have the right, at any time and from time to time, at their option, to convert any or all of their shares of
Series B Preferred Stock, in whole or in part, into fully paid and non-assessable shares of Common Stock at the conversion price equal to $32.00 per share, subject to certain anti-dilution adjustments as set forth in the
Series B Certificate of Designations and/or described above (the "Conversion
Price"). The number of shares of Common Stock into which a share of the Series B
Preferred Stock will be convertible will be determined by dividing the Base
Liquidation Value in effect at the time of conversion, by the Conversion Price in effect at the time of conversion.

         Additionally, the Company has the right to require the Series B
Holders, at the Company's option, to convert the shares of Series B Preferred
Stock, in whole or in part (on a pro rata basis), into fully paid and non-assessable shares of Common Stock at the Conversion Price, but only if:

                                       47

           o     the Registration Statement (as defined below) has been declared effective and continues to be effective;

           o     the average market price of the Common Stock for each trading day during a period of 30 consecutive trading days ended within
                 10 days prior to the date the Company exercises this option exceeds 175% of the Conversion Price; and

           o     the market price of Common Stock during such period exceeds
                 175% of the Conversion Price for 15 consecutive trading days during the aforementioned period.

         On May 5, 2005, the last reported sales price of our shares on the
New York Stock Exchange was $49.02 per share, which represents approximately
153% of the Conversion Price as of such date.

         Voting Rights. The Series B Holders will be entitled to vote with the holders of the Common Stock on all matters submitted for a vote of holders of
Common Stock (voting together with the holders of Common Stock as one class) and will be entitled to a number of votes equal to the number of votes to which shares of Common Stock issuable upon conversion of such shares of Series B
Preferred Stock would have been entitled if such shares of Common Stock had been outstanding at the time of the applicable vote and related record date. Also, so long as at least one-third of the aggregate outstanding shares of Series B
Preferred Stock issued prior to the date of determination remains outstanding, the Company will be prohibited from taking certain actions specified in the
Series B Certificate of Designations (including certain amendments to the
Company's By-Laws or Certificate of Incorporation, the issuance of any securities ranking senior to or on parity with the Series B Preferred Stock and the incurrence of indebtedness in excess of certain financial ratios) without the Company obtaining the written consent or affirmative vote at a meeting called for that purpose by holders of at least a majority of the outstanding shares of Series B Preferred Stock.

Terms of the Series C Preferred Stock
-------------------------------------

         Overview. The shares of Series C Preferred Stock issued to Warburg
Pincus and Catterton pursuant to the Equity Purchase Agreements are redeemable non-voting securities that will be mandatorily convertible into Series B
Preferred Stock and Common Stock, as more fully described below.

         Liquidation Value. The Base Liquidation Value of the Series C Preferred
Stock was $1,000.00 per share, which amount will accrete daily at 3.50% per annum, compounded annually, from October 8, 2004, provided that such rate will increase to 5.00% as of April 7, 2005 and will thereafter increase at the end of each successive six month period by adding 50 basis points to the rate then in effect if any shares of Series C Preferred Stock are then outstanding, through but not including October 8, 2009, plus any accrued but unpaid dividends thereon
(subject to adjustment upon certain changes of control as described below). The
Base Liquidation Value is also subject to further adjustment as follows:

           o     In the event of a change in control prior to October 8, 2009 providing for the payment of an amount per share of Common
                 Stock below the applicable change in control threshold price, the liquidation value will automatically increase to the amount to which it would have accreted up until the date of such
                 change of control had the accretion rate been 10% per annum, compounded daily, during such period, plus any declared but unpaid dividends;

           o     From and after October 8, 2009, the Base Liquidation Value less the Base Liquidation Value on October 8, 2009 will be increased by $2,100.00 per share; and

           o     The liquidation value is generally subject to adjustment in the event the Company undertakes certain business combinations or other extraordinary transaction, or the Company is liquidated or dissolved.

         Dividends. Holders of the outstanding shares of Series C Preferred
Stock ("Series C Holders")

                                       48

will have the right to participate equally and ratably with the holders of shares of Common Stock and holders of shares of Series B Preferred Stock in all dividends and distributions paid on the Common Stock (whether in the form of cash, stock or otherwise). Additionally, beginning with the three-month period ending January 8, 2010, the Series C Holders will be entitled to receive quarterly cash dividends equal to 9.5% of the Base Liquidation Value then in effect. If the Company fails to pay this dividend in a given period, the dividend rate will be increased to 10.0% of the Base Liquidation Value in subsequent quarterly periods until the quarterly period following the date on which all such prior dividends have been paid in full.

         Change of Control. Upon a change in control, Series C Holders may, at their election:

           o     if the Conversion Approval (as defined below) has been
                 obtained, convert the Series C Preferred Stock into Common
                 Stock and receive the Change in Control Consideration (as
                 described below) upon conversion;

           o     exercise the special redemption rights described below;

           o     in lieu of receiving any liquidation value in respect of such
                 Series C Preferred Stock upon such change in control, continue to hold the Series C Preferred Stock in any surviving entity resulting from such change in control or, in the case of a sale of the Company's assets which results in a change in control, the entity purchasing such assets; or

           o     within sixty days after the date of the change in control, request, in lieu of receiving the Change in Control
                 Consideration (as defined below), that the Company redeem, out of funds lawfully available for the redemption of shares, the
                 Series C Preferred Stock for an amount in cash equal to the liquidation value as of the redemption date and after giving effect to the change in control; provided, that the Company may, in lieu of making the redemption so requested, effect a
                 Remarketing, as described below.

         With respect to Series C Preferred Stock, "Change in Control
Consideration" means the shares of stock, securities, cash or other property issuable or payable (as part of any reorganization, reclassification, consolidation, merger or sale in connection with the change in control) with respect to or in exchange for such number of outstanding shares of Common Stock as would have been received upon conversion of the Series C Preferred Stock (or conversion of the Series B Preferred Stock into which the Series C Preferred
Stock is convertible) at the Conversion Price for such Series C Preferred Stock then in effect.

         If the Company elects to effect a Remarketing, the Company will adjust the dividend rate on the Series C Preferred Stock to the rate (as of the date of the Remarketing) necessary in the opinion of a nationally recognized investment banking firm to allow such bank to resell all of the Series C Preferred Stock on behalf of all holders who have delivered a redemption request (such resale, the
"Remarketing") at a price of not less than 100% (after deduction of such investment bank's fees) of the liquidation preference then in effect.

         Mandatory Conversion. Upon receipt by the Company of both:

           o     shareholder approval of the mandatory conversion of Series C
                 Preferred Stock into Series B Preferred Stock and Common Stock
                 (the "Conversion Approval" - this Proposal 5); and

           o     (i) shareholder approval of the proposed amendment to the
                 Company's Certificate of Incorporation (the "Charter Amendment
                 Approval" - Proposal 6) or (ii) written waivers of the
                 requirement to receive the Charter Amendment Approval from holders of a majority of the then outstanding shares of Series
                 C Preferred Stock (provided that such waivers will be deemed to have been granted if the Conversion Approval has been obtained but the Charter Amendment Approval has not been obtained as of
                 April 8, 2007),

then each share of Series C Preferred Stock shall automatically convert into a number of shares of fully paid and non-assessable shares of both Series B
Preferred Stock and Common Stock.

         The number of shares of Series B Preferred Stock into which a share of
Series C Preferred Stock is convertible will be determined by multiplying the liquidation value in effect at the time of conversion by 0.857143 and dividing by $1,000.00. The number of shares of Common Stock into which a share of Series
C Preferred Stock will be convertible will be determined by multiplying the
Liquidation Value in effect at the time of conversion by 0.142857 and dividing by the mandatory conversion price of $30.00 (subject to certain customary anti-dilution adjustments as set forth in the Series C Certificate of
Designations and/or as described above).

                                       49

         Redemption. From and after August 24, 2005, each Series C Holder will have the right, at any time and from time to time, at such holder's option, to require the Company to redeem any or all of such holder's shares of Series C
Preferred Stock, in whole or in part, at a price per share of Series C Preferred
Stock equal to (x) the liquidation value in effect on such special redemption date multiplied by (y) the market price of a share of Common Stock on the date such holder transmits to the Company the notice required by the Series C
Certificate of Designations divided by (z) the special redemption price, initially equal to $31.71 and to be reduced by 10% as of April 7, 2005 (subject to adjustment as set forth in the Series C Certificate of Designations) (the
"Special Redemption Price").

         From and after October 8, 2009, the Company will have the right, at its option, to redeem outstanding shares of Series C Preferred Stock, from time to time, in whole or in part (on a pro rata basis), at a price per share of Series
C Preferred Stock equal to (x) the liquidation value on the special redemption date multiplied by (y) the market price of a share of Common Stock on the date on which the Company transmits to the holders of shares of Series C Preferred
Stock to be redeemed the notice required by Series C Certificate of Designations divided by (z) the Special Redemption Price, but only if at the time the Company exercises this option, (A) the average market price of the Common Stock for each trading day during a period of 30 consecutive trading days ended within 10 days prior to the date the Company exercises this option exceeds 210% of the conversion price and (B) the market price of the Common Stock during such period exceeds 210% of the conversion price for 15 consecutive trading days during the period referred to in clause (A).

         Voting Rights. The Series C Holders will not be entitled to vote on matters submitted to the holders of the Company's Common Stock and Series B
Preferred Stock. However, so long as at least one-third of the aggregate outstanding shares of Series C Preferred Stock issued prior to the date of determination remain outstanding, the Company will be prohibited from taking certain actions specified in the Series C Certificate of Designations (including certain amendments to the Company's By-Laws or Certificate of Incorporation, the
issuance of any securities ranking senior to or on parity with the Series C
Preferred Stock and the incurrence of indebtedness in excess of certain financial ratios) without the Company obtaining the written consent or affirmative vote at a meeting called for that purpose by holders of at least a majority of the outstanding shares of Series C Preferred Stock.

Other Key Terms in the Equity Purchase Agreements
-------------------------------------------------

    o    The Purchase Agreement contains a standstill agreement (the "Warburg
         Pincus Standstill Agreement") restricting Warburg Pincus and its affiliates, without our consent, until but not including October 8,
         2009 (the "Standstill Period"), from acquiring beneficial ownership of more than 30% of the Company's voting stock or Common Stock (assuming conversion of the Preferred Stock into Common Stock) or engaging or participating in certain specified change of control transactions with respect to the Company, including any merger or other business combination, acquisition of assets or other similar transactions (each, a "Change of Control Transaction").

                                       50

    o    The Assignment Agreement contains a standstill agreement restricting
         Catterton and its affiliates, without our consent, during the
         Standstill Period, from acquiring beneficial ownership of more than 5%
         of the Company's voting stock or Common Stock (assuming conversion of the Preferred Stock into Common Stock) or engaging or participating in any Change of Control Transaction.

    o    Pursuant to the Equity Purchase Agreements, the Company is required to use its commercially reasonable best efforts to (i) file a registration statement (the "Registration Statement") with respect to the shares of
         Common Stock acquired by Warburg Pincus and Catterton under the Equity
         Purchase Agreements and all shares of Common Stock issuable upon conversion of the Preferred Stock by March 25, 2005 (but in no event later than April 25, 2005) and (ii) have the Registration Statement declared and kept effective in accordance with the terms of the Equity
         Purchase Agreements. On March 9, 2005, the Company made an initial filing of the Registration Statement, which Registration Statement has yet to be declared effective by the SEC.

    o    The Equity Purchase Agreements provide that, in certain circumstances,
         Warburg Pincus and Catterton will be permitted to maintain their respective ownership interests in the Company if the Company makes a new public or private offering of Common Stock (or securities convertible or exchangeable into Common Stock).

    o    The Equity Purchase Agreements also include liquidity rights pursuant to which, after October 8, 2009, holders of at least 75% of the then outstanding shares of Series B Preferred Stock and shares of Series C
         Preferred Stock, considered as a single class, will have the right to submit a request in writing that the Company initiate a
         recapitalization in which each share of Series B Preferred Stock and
         Series C Preferred Stock outstanding as of the date of consummation of such transaction will be reclassified and repaid in an amount equal to or in excess of each such series of Preferred Stock's liquidation value then in effect; the Company will then be required to complete a recapitalization or alternatively, the Company may, at its sole election, remarket the Preferred Stock for a purchase price not less than an amount equal to or in excess of each such series of Preferred
         Stock's liquidation value then in effect.

    o    The Company is required to cause, for so long as Warburg Pincus owns at least one-third of the shares of Series B Preferred Stock initially purchased (on an as converted basis), one person nominated by Warburg
         Pincus to be elected or appointed to the Company's Board of Directors as promptly as practicable following October 8, 2004 (the "Board
         Representative") and who, when serving on the Board of Directors, will be entitled to serve on all major committees and subcommittees of the
         Board of Directors, except to the extent prohibited by applicable law or stock exchange regulation; Charles R. Kaye, the Co-President of
         Warburg Pincus LLC, which manages each of the Warburg Pincus funds is the initial Board Representative.

Further Information
-------------------

         The terms of the Series B Preferred Stock and the Series C Preferred
Stock are complex and are

                                       51

only briefly summarized in this Proxy Statement. Stockholders wishing further information concerning the rights, preferences and terms of the Series B
Preferred Stock and the Series C Preferred Stock are referred to the full description thereof contained in the Company's Current Reports on Form 8-K and exhibits thereto filed with the SEC on September 29, 2004 and January 27, 2005, which can be inspected and copied at the public reference facility maintained by the SEC located at 450 Fifth Street, NW, Washington, DC. The Company's Current
Reports on Form 8-K may also be viewed on the website maintained by the SEC at
http://www.sec.gov. The description of terms, preferences and rights of the
Company and the Series B Holders and the Series C Holders with respect to the outstanding Series B Preferred Stock and the Series C Preferred Stock contained herein is qualified in its entirety by reference to the complete description of these preferences.

         Each of Proposal 5 and Proposal 6 is not contingent upon approval of the other proposal. If the Stockholders approve Proposal 5 and fail to approve
Proposal 6, the Series C Preferred Stock will still be automatically convertible into Common Stock and Series B Preferred Stock if the Company receives a written waiver of the requirement to receive the Charter Amendment Approval from holders of a majority of the then outstanding shares of Series C Preferred Stock;
provided, however, that such waivers will be deemed to have been granted if the
Conversion Approval has been obtained but the Charter Amendment Approval has not been obtained as of April 8, 2007. If the Company does not obtain Stockholder approval of this Proposal 5 and Proposal 6, from and after August 24, 2005, each
Series C Holder will have the right, at any time and from time to time, at such holder's option, to require the Company to redeem any or all of such holder's shares of Series C Preferred Stock, in whole or in part, at a price per share of
Series C Preferred Stock equal to (x) the liquidation value in effect on such special redemption date multiplied by (y) the market price of a share of Common
Stock on the date such holder transmits to the Company the notice required by the Series C Certificate of Designations divided by (z) the Special Redemption
Price. In addition, in consideration for the Equity Purchase Agreements to purchase the Series B Preferred Stock, the Series C Preferred Stock and Common
Stock, the Company agreed to recommend that the Stockholders approve this
Proposal 5.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
"FOR" APPROVAL OF PROPOSAL 5.

                                       52

                                   PROPOSAL 6

           PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S RESTATED
        CERTIFICATE OF INCORPORATION TO AMEND THE DEFINITION OF "RELATED
                       PARTY" IN SECTION C OF ARTICLE VIII

            The Board of Directors proposes that the Stockholders approve the proposed amendment (the "Amendment") to the Company's Restated Certificate of
Incorporation described below. The purpose of the Amendment is to provide that certain restrictions on transactions with related parties in the Company's
Restated Certificate of Incorporation would not apply to Warburg Pincus and its affiliates until October 8, 2009, if the Warburg Pincus Standstill Agreement
described in Proposal 5 applies, unless Warburg Pincus together with its affiliates and associates, beneficially owns more than 30% of the voting stock of the Company. In connection with the Equity Investment Financing, the Board of
Directors of the Company unanimously approved the Amendment on September 15,
2004 subject to approval by the Stockholders at the Meeting. Pursuant to the terms of the Purchase Agreement, the Company agreed to submit and recommend this proposal for approval at the Meeting.

            Article VIII of the Company's Restated Certificate of Incorporation
currently makes us subject to certain anti-takeover provisions that are similar to those contained in Section 203 of the Delaware General Corporation Law. In
general, publicly-held Delaware corporations that have not chosen to opt out of the statute are prohibited from engaging in a "business combination" with an
"interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a manner prescribed by the statute. This provision could discourage others from making an offer to buy our shares and could, as a result, reduce the likelihood of an increase in our stock price that would otherwise occur if a bidder sought to buy our stock at a premium to the then-current market price.

            As noted in Proposal 5, the Purchase Agreement provides for a standstill agreement pursuant to which Warburg Pincus and its affiliates will, until but not including October 8, 2009 (subject to certain exceptions), neither acquire beneficial ownership of more than 30% of the Company's voting stock or
Common Stock (assuming conversion into Common Stock of the Preferred Stock) nor engage or participate in any specified change of control transactions with respect to the Company, including any merger or other business combination, acquisition of assets or other similar transactions, subject to permitted exceptions.

            Although the Company believes Warburg Pincus has no present plans, agreements or understandings regarding gaining control of the Company, absent the standstill provisions in the Purchase Agreement, this Amendment will make it easier for Warburg Pincus to gain control of the Company. For a further description of the relationship between Warburg Pincus and the Company, see
Proposal 5.

         If the proposed Amendment is approved by the Stockholders, it will become effective upon filing of a Certificate of Amendment to the Company's
Restated Certificate of Incorporation as required by the Delaware General
Corporation Law.

                                       53

PROPOSED AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

         Set forth below is the text of the Company's Restated Certificate of
Incorporation containing the amendment being proposed at the Meeting. The foregoing description is qualified in its entirety by reference to such text.

         The text of Article VIII, Section C shall be amended to add the following at the end of Section C thereof:

        "Notwithstanding the foregoing, Warburg Pincus & Co. and Warburg Pincus
         Private Equity VIII, L.P. (together with the Affiliate funds who have signed a joinder agreement in accordance with Section 1.4 of the
         Purchase Agreement, dated as of September 19, 2004, between the corporation and Warburg Pincus (the "Purchase Agreement") and the
         respective general partners, managers, managing members and similar such entities of such funds, collectively "Warburg Pincus") shall not be considered a Related Party; provided, however, that, until the earlier of (1) October 8, 2009 and (2) if earlier, the date that the obligations set forth in Section 4.1 of the Purchase Agreement cease to apply (but only for such period as such Section 4.1 ceases to apply),
         Warburg Pincus shall be considered a Related Party if, together with its Affiliates and Associates, Warburg Pincus is, or as a result of such transaction would become, the beneficial owner of more than 30% of the outstanding Voting Stock. Notwithstanding anything to the contrary in this Restated Certificate of Incorporation, Voting Stock owned by any portfolio company in which Warburg Pincus has less than 50% voting control is deemed not to be beneficially owned by Warburg Pincus."

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
"FOR" APPROVAL OF PROPOSAL 6.

                                       54

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the
"Exchange Act"), requires the Company's directors and executive officers and any persons who own more than 10% of the Company's capital stock to file with the
SEC (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

            Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2004 year were timely filed with the SEC and the NYSE with the exception of the following filings being late: Mr. James E. Lillie filing a report in May 2004 amending an earlier report that was timely filed in
May 2004 and Mr. Richard L. Molen who was required to file a Form 4 in March
2004 with respect to the exercise of options to purchase 3,150 shares of Common
Stock under a Company plan but later filed a Form 4 in April 2004.

ANNUAL REPORT

         A copy of the Company's 2004 Annual Report to Stockholders was mailed to Stockholders prior to this Proxy Statement. Any Stockholder who has not received a copy of the 2004 Annual Report to Stockholders and wishes to do so should contact the Company by mail at the address set forth on the Notice of
Annual Meeting or by telephone at (914) 967-9400.

FORM 10-K

         THE COMPANY WILL FURNISH, WITHOUT CHARGE, TO EACH STOCKHOLDER AS OF THE
RECORD DATE, UPON THE WRITTEN REQUEST OF SUCH STOCKHOLDER, A COPY OF THE
COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004, AND
ANY AMENDMENTS THERETO, AS FILED WITH THE SEC, INCLUDING THE FINANCIAL
STATEMENTS AND SCHEDULES THERETO. STOCKHOLDERS SHOULD DIRECT THE WRITTEN REQUEST
TO THE COMPANY'S SECRETARY, AT JARDEN CORPORATION, 555 THEODORE FREMD AVENUE,
RYE, NEW YORK 10580.

PROPOSALS BY STOCKHOLDERS

         Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2006
Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at 555 Theodore Fremd Avenue, Rye, New York 10580 by
February 9, 2006. The proposal should be sent to the attention of the Secretary of the Company.

         Under the Company's Bylaws, and as permitted by the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate directors or to bring other business before Stockholder meetings. These procedures provide that to nominate a candidate for director and/or an item of business to be introduced at the 2006 Annual Meeting of Stockholders must be delivered to or mailed and received in writing to the Secretary of the Company at our principal executive offices. We must receive the notice of your intention to introduce a nomination or to propose an item of business at our 2006 Annual
Meeting of Stockholders between February 9, 2006 and March 9, 2006; provided, however, that if the 2006 Annual Meeting of Stockholders is not held between May
9, 2006 and July 9, 2006, then the nomination or item of business must be received by the tenth day following the date of public disclosure of the date of the meeting.

         The notice must describe various matters regarding the nominee, including, but not limited to, the name, address, occupation and the number of shares held by such nominee. Copies of the Company's Bylaws may be obtained free of charge from the Secretary of the Company.

                                       55

              By Order of the Board of Directors

              /s/ Ian G.H. Ashken
              -------------------------
              Ian G.H. Ashken
              Vice Chairman, Chief Financial Officer and Secretary

                                       56

                                                                  ANNEX A

                               JARDEN CORPORATION
                               BOARD OF DIRECTORS
                    GOVERNANCE PRINCIPLES AND CODE OF CONDUCT

I.       Membership
         ----------
         A.       Independence
                  A majority of the Directors shall satisfy the independence requirements of the SEC and the NYSE. In general,
                  "independent" means that the Director shall have no material relationship with the Company or any member of the senior
                  management of the Company. In performing their duties,
                  Directors must hold themselves free of any interest, influence or relationship with respect to any activity which could
                  impair their judgment or objectivity in the course of their service to the Company.
         B.       New Directors
                  The Nominating and Policies Committee has, as one of its
                  responsibilities, the recommendation of director candidates to the full Board.
         C.       Mandatory Retirement
                  The mandatory retirement age for independent directors is 70.
         D.       Stock Ownership
                  Independent directors with more than one year of service are urged to directly own at least 1,000 shares of Company common stock.

II.      Code of Conduct
         ---------------
         A.       General
                  Directors shall at all times exhibit high standards of
                  integrity, commitment and independence of thought and
                  judgment.
         B.       Representation
                  Directors shall at all times represent the interest of the
                  Company's stockholders, striving to enhance and maintain the reputation of the Company by complying with all of its
                  policies and by-laws.
         C.       Conflicts of Interest
                  Directors are expected to avoid any action, position or
                  interest that conflicts with the interest of the Company or gives the appearance of conflict. Accordingly, the Company should not enter into any paid consulting arrangements with outside Directors or their employers, without obtaining Board approval.
         D.       Share ownership; Purchases and Sales
                  The Board believes that the number of shares of the Company's stock owned by each Director is a personal decision, and
                  encourages stock ownership. Directors may not trade in Jarden securities while having inside information concerning the
                  Company, or in the securities of any other company about which he or she has obtained inside information in his or her role as Director, until after that information has adequately been disseminated to the market. Inside information may not be
                  passed on to others, including family members and friends.
                  Directors will comply with all reporting requirements of the
                  Securities and Exchange

                                      A-1

                  Commission concerning his/her purchases and sales of Company securities.
         E.       Contact with Employee, Stockholder, Customer or Competitor
                  In the event of a Director being contacted by an employee, stockholder, customer or competitor concerning a violation of law or company policy, the Director must report promptly the nature of the contact to the Audit Committee or the full Board to ensure proper documentation and the appropriateness of the contact. Additionally, the Board of Directors must help to ensure that such contacting employee will not be disciplined for merely reporting in good faith a suspected violation of law or Company policy.

III.     Duties and Responsibilities
         ---------------------------
         The responsibility of the Board of Directors is to direct the management of the Company in the interest, and for the benefit, of the
         Company's stockholders. To that end, the Board of Directors shall have the following duties and responsibilities.
         A.      Overseeing the conduct of the Company's business to evaluate whether the business is being properly managed.
         B.      Reviewing, and where appropriate, approving the Company's major financial objectives, plans and actions.
         C.      Reviewing, and where appropriate, approving major changes in, and determinations of other major issues respecting, the appropriate auditing and accounting principles and practices to be used in the preparation of the Company's financial statements.
         D.      Assessing major risk factors relating to the Company and its performance, and reviewing measure to address and mitigate such risks.
         E.      Reviewing and approving a CEO succession plan at least
         annually.
         F.      Hiring advisors to assist it in performing its duties and
         responsibilities on behalf of the Company. The Board shall have the express right to hire its own advisors at its sole discretion without necessarily obtaining the approval of management.
         G.      Reviewing and assessing its own performance at least annually.
         H.      Responding to communications from securities holders.

IV.      Meetings
         --------
         A.       Frequency
                  The Chairman shall determine the agenda, timing and length of each meeting of the Board. Board members are also entitled to suggest the inclusion of items on the agenda. The Board
                  expects that at least four regularly scheduled meetings will be held during the year. In addition to regularly scheduled meetings, unscheduled meetings may be called upon appropriate notice at any time to address specific needs of the Company.
         B.       Confidentiality
                  Directors should understand and respect the need for a high level of confidentiality relating to affairs of the Company.
         C.       Executive Sessions
                  The Board shall meet at least once per year in a non-executive session, without the participation of the Chief Executive
                  Officer and Chief Financial Officer or other

                                      A-2

                  members of management. The Board shall not take formal actions at such sessions but may make recommendations to the full
                  Board as a result of such sessions.
         D.       Attendance
                  Each Board member shall make every reasonable effort to attend all of the Board meetings and, at the very least, attend a majority of the meeting held during any fiscal year.
         E.       Lead Director
                  The Board shall designate a non-executive lead director to preside over non-executive sessions and perform any duties more appropriately performed by an independent director which would otherwise be performed by the Chairman.

V.       Committees
         ----------
         The Board shall maintain an Audit, Compensation and Nominating and
         Policies Committee, each of which shall be governed by a separate charter approved by the Board of Directors.

                                      A-3

                                                                 ANNEX B

                               JARDEN CORPORATION
                               BOARD OF DIRECTORS
                             AUDIT COMMITTEE CHARTER

I.       PURPOSE
         -------

This charter governs the operations of the audit committee. The charter will be reviewed and reassessed by the committee and will be approved by the Board of
Directors (the "Board"), at least annually.

II.      FUNCTION
         --------

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities to the stockholders, potential stockholders, the investment community and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the company's financial statements, corporate governance and the legal compliance and the ethics programs, as established by management and the Board of
Directors. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee has the authority to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee is empowered to retain independent counsel and other professionals or to consult with the Company's counsel or professional advisors to assist it in the conduct of any investigation or to advise it with regard to any of its functions, duties, responsibilities and processes.

Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Furthermore, it is not the duty of the audit committee to conduct investigations or to assure compliance with laws and regulations.

III.     COMPOSITION
         -----------

The Audit Committee shall be comprised of at least three directors as determined by the Board, each of who are independent of management and the Company. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities
Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the
Commission. Each member of the Audit Committee must be financially literate, as such qualification is interpreted by the Company's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Company's Board

                                      B-1

interprets such qualification in its business judgment.

The members of the Committee shall be elected by the Board until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Chair shall have accounting or related financial management expertise.

Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee.

IV.      FREQUENCY OF MEETINGS
         ---------------------

The committee shall meet in person or telephonically at least quarterly with management and the independent auditors and report on such meetings to the
Board. For the meeting to approve the annual report and Form 10-K, all members shall attend the meeting. For all other meetings, the Chair or the other 2 members together may represent the committee.

V.       RESPONSIBILITIES AND PROCESSES
         ------------------------------

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the
Company's consolidated financial statements, and the independent auditors are responsible for auditing those consolidated financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate action to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The Audit Committee shall be directly responsible for the appointment, compensation, retention, and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit
Committee or Board shall have the sole authority to approve all audit engagement fees and terms, as well as non-audit engagements with the independent auditors.
The Audit Committee shall be directly responsible for the oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor.

The Audit Committee shall preapprove all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section
10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. Either the Chairman of the Audit Committee acting alone or the other two members acting jointly may grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit
Committee or the Board of Directors at its next scheduled meeting.

                                      B-2

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement as appropriate.

       o      The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the audit committee, as representatives of the Company's stockholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors.

       o      The committee shall review and approve the scope of the annual audit.

       o      The committee shall review and approve the independent auditor's audit fees on an annual basis, based upon recommendations from management.

       o      The committee shall review all non-audit related work provided by the company's independent auditors and the fees associated with such work to ensure that they are reasonable and proper and do not jeopardize the auditors' independence.

       o      The committee shall review the interim financial statements and information with management and the independent auditors prior to the disclosure of such to the stockholders and the public and prior to the filing of the Company's Quarterly Report on Form
              10-Q. Also, the committee will discuss the results of the
              quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

       o      The committee shall review with management and the independent auditors the financial statements to be included in the Company's
              Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgments about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosure in the financial statements. Also, the committee will discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

       o      The committee shall review and assess any management letter(s)
              received from the independent auditors addressing matters relating to internal controls and procedures. The committee shall ensure that management addresses any reportable conditions or material weaknesses.

       o      The committee shall oversee the Company's policies and procedures with respect to risk assessment and risk management.

                                      B-3

       o      The committee shall establish procedures for the receipt,
              retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

       o      The committee shall obtain and review a report from the
              independent auditor at least annually regarding:

                    (a)    All critical accounting practices to be used.

                    (b)    All alternative treatments of financial information
                           within generally accepted accounting principles that
                           have been discussed with management, ramifications of
                           the use of such alternative disclosures and
                           treatments, and the treatment preferred by the
                           independent auditor.

                    (c)    Other material written communications between the
                           independent auditor and management, such as any
                           management letter or schedule of unadjusted
                           differences.

                    (d)    The independent auditor's internal quality-control
                           procedures.

                    (e)    Any material issues raised by the most recent
                           internal quality-control review, or peer review, of
                           the firm, or by any inquiry or investigation by
                           governmental or professional authorities within the
                           preceding five years respecting one or more
                           independent audits carried out by the firm, and any
                           steps taken to deal with any such issues.

                    (f)    All relationships between the independent auditor and
                           the Company.

                    (g)    Whether in the course of conducting the audit, the
                           independent auditor detected or otherwise became of
                           aware of information indicating that an illegal act
                           (whether or not perceived to have a material effect
                           on the Company's financial statements) has or may
                           have occurred.

       o      The committee shall discuss with, the independent auditors and/or management:

                  (a)      All critical accounting policies and practices to be
                           used for any significant financial reporting issues.

                  (b)      All alternative treatments of financial information
                           within generally accepted accounting principles
                           including the ramifications of the use of such
                           alternative disclosures and treatments.

                  (c)      The effect of regulatory and accounting initiatives
                           as well as off-balance sheet structures on the
                           Company's financial statements.

                  (d)      The type and presentation of information to be
                           included in earnings press releases, including the
                           use of "pro forma" or "adjusted" non-GAAP

                                      B-4

                           information, as well as financial information and
                           earnings guidance provided to analysts and rating
                           agencies.

       o      The committee shall discuss with the independent auditors any difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, accounting adjustments that were noted or proposed by the auditor but were passed, or any "management" or
              "internal control" letter issued, or proposed to be issued, by the audit firm to the Company.

       o      The committee shall review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Annual Report on Form 10-K and Quarterly Report on Form
              10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

       o      The committee shall oversee the Company's internal audit function, review any significant reports to management arising from the function and report to the full Board any related issues.

       o      The committee shall ensure the rotation of the audit partners as required by law and consider whether, in order to assure
              continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

       o      The committee shall review on a case by case basis the Company's hiring of employees or former employees of the independent auditor to ensure there is no issue with auditor independence resulting from such hire.

                                      B-5

                                                                     ANNEX C

                               JARDEN CORPORATION

                              AMENDED AND RESTATED

                            2003 STOCK INCENTIVE PLAN

                  1. PURPOSE. The purpose of the Jarden Corporation Amended and
Restated 2003 Stock Incentive Plan (the "Plan") is to provide a means through which the Company and its Subsidiaries and Affiliates may attract able persons to enter and remain in the service of the Company and its Subsidiaries and
Affiliates and to provide a means whereby eligible persons can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and Affiliates and promoting an identity of interest between stockholders and these eligible persons.

                  So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options,
Restricted Stock Awards and Short-Term Cash Incentive Awards, or any combination of the foregoing. Capitalized terms not defined in the text are defined in
Section 24.

                  2. SHARES SUBJECT TO THE PLAN. (a) Aggregate Limits. Subject
to Section 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 7,000,000. Shares that have been (a)
reserved for issuance under Options which have expired or otherwise terminated without issuance of the underlying Shares, (b) reserved for issuance or issued under an Award granted hereunder but are forfeited or are repurchased by the
Company at the original issue price, or (c) reserved for issuance or issued under an Award that otherwise terminates without Shares being issued, shall be available for issuance. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

                           (b) Award Limits. Subject to the provisions of
Section 18 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one individual shall not exceed
1,500,000, except that in connection with his or her initial service, an individual may be granted Awards covering an additional 250,000 Shares. Subject to the provisions of Section 18 of the Plan, the aggregate number of Shares that may be subject to all Options granted under the Plan is 6,000,000.
Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 2(b) shall be subject to adjustment under Section 18 of the Plan only to the extent that such adjustment will not affect the status of any Award intended to qualify as "performance based compensation" under Code Section
162(m) or the ability to grant or the qualification of Incentive Stock Options under the Plan. In addition, cash-based Awards granted under Section 7 of this
Plan during any calendar year to any one individual that is intended to satisfy the requirements for "performance based compensation" under Section 162(m) of the Code shall not exceed U.S. $4,000,000.

                                      C-1

                           (c) Restricted Stock Award Limitation. Subject to the
provisions of Section 18 of the Plan, the aggregate number of Shares that may be granted subject to Restricted Stock Awards made under the Plan is 5,000,000
Shares.

                  3. ELIGIBILITY. ISO's (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other
Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Affiliate or
Subsidiary of the Company.

                  4. ADMINISTRATION.

                     4.1 Committee Authority. This Plan will be administered by the Committee or by the Board. Any power, authority or discretion granted to the
Committee may also be taken by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

                     (a) select persons to receive Awards;

                     (b) determine the nature, extent, form and terms of Awards and the number of Shares or other consideration subject
                         to Awards;

                     (c) determine the vesting, exerciseability and payment of
                         Awards;

                     (d) correct any defect, supply any omission or reconcile
                         any inconsistency in this Plan, any Award or any Award
                         Agreement;

                     (e) determine whether Awards will be granted singly, in
                         combination with, in tandem with, in replacement of, or
                         as alternatives to, other Awards under this Plan or any
                         other incentive or compensation plan of the Company or
                         any Parent or Subsidiary of the Company;

                     (f) prescribe, amend and rescind rules and regulations
                         relating to this Plan or any Award;

                     (g) construe and interpret this Plan, any Award Agreement
                         and any other agreement or document executed pursuant
                         to this Plan;

                     (h) grant waivers of Plan or Award conditions;

                     (i) determine whether an Award has been earned;

                     (j) accelerate the vesting of any Award; and

                                      C-2

                     (k) make all other determinations necessary or advisable
                         for the administration of this Plan.

                  The Committee shall have the authority, subject to the
provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

                           4.2 Committee Discretion. Any determination made by
the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.

                       5. STOCK OPTIONS. The Committee may grant Options to
eligible persons and will determine whether such Options will be intended to be
"Incentive Stock Options" within the meaning of Section 422 of the Code or any successor section thereof ("ISO's") or nonqualified stock options (options not intended to qualify as incentive stock options)("NQSO's"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                           5.1 Form of Option Grant. Each Option granted under
this Plan will be evidenced by an Award Agreement ("Stock Option Agreement"), which will expressly identify the Option as an ISO or NQSO, and will be in such form and contain such provisions (which need not be the same for each
Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                           5.2 Exercise Period. Options may be exercisable to
the extent vested within the times or upon the events determined by the
Committee as set forth in the Stock Option Agreement governing such Option;
provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no
ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the
Company or of any Parent or Subsidiary of the Company ("Ten Percent
Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                           5.3 Exercise Price. The Exercise Price of an Option
will be determined by the Committee when the Option is granted and may be greater or equal to the Fair Market Value of the Shares on the date of the grant; provided, however, that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of

                                      C-3

grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent
Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant.

                           5.4 Date of Grant. The date of grant of an Option
will be the date on which the Committee makes the determination to grant such
Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                           5.5 Method of Exercise. Options may be exercised only
by delivery to the Company of a written (including electronic) stock option exercise agreement (the "Exercise Agreement"), stating, among other things, the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such other representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the
Company (which need not be the same for each Participant), together with payment in full of the Exercise Price for the number of Shares being purchased. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

                           5.6 Termination of Employment. Unless otherwise
expressly provided in an Award Agreement or otherwise determined by the
Committee, exercise of an Option will always be subject to the following:

                           a.       If the Participant is Terminated for any
                                    reason other than death, Disability or
                                    voluntary Termination by the Participant,
                                    then the Participant may exercise such
                                    Participant's Options only to the extent
                                    that such Options would have been
                                    exercisable upon the Termination Date no
                                    later than three (3) months after the
                                    Termination Date (or such shorter or longer
                                    time period not exceeding five (5) years as
                                    may be determined by the Committee, with any
                                    exercise beyond three (3) months after the
                                    Termination Date deemed to be a NQSO), but
                                    in any event, no later than the expiration
                                    date of the Options.

                            b.      If there is a voluntary Termination by the
                                    Participant, then the Participant may
                                    exercise such Participant's Options only to
                                    the extent that such Options would have been
                                    exercisable upon the Termination Date no
                                    later than one (1) month after the
                                    Termination Date (or such shorter or longer
                                    time period not exceeding five (5) years as
                                    may be determined by the Committee, with any
                                    exercise beyond three (3) months after the
                                    Termination Date deemed to be a NQSO), but
                                    in any event, no later than the expiration
                                    date of the Options.

                            c.      If the Participant is Terminated because of
                                    Participant's death or Disability (or the
                                    Participant dies within three (3) months
                                    after a

                                      C-4

                                    Termination other than for Cause or because
                                    of Participant's Disability), then
                                    Participant's Options may be exercised only
                                    to the extent that such Options would have
                                    been exercisable by Participant on the
                                    Termination Date and must be exercised by
                                    Participant (or Participant's legal
                                    representative or authorized assignee) no
                                    later than twelve (12) months after the
                                    Termination Date (or such shorter or longer
                                    time period not exceeding five (5) years as
                                    may be determined by the Committee, with any
                                    such exercise beyond twelve (12) months
                                    after the Termination Date when the
                                    Termination is for Participant's death or
                                    Disability, deemed to be a NQSO), but in any
                                    event no later than the expiration date of
                                    the Options.

                           d.       Notwithstanding the provisions in paragraph
                                    5.6(a) or 5.6(b) above, if a Participant is
                                    Terminated for Cause, neither the
                                    Participant, the Participant's estate nor
                                    such other person who may then hold the
                                    Option shall be entitled to exercise any
                                    Option with respect to any Shares
                                    whatsoever, after termination of service,
                                    whether or not after termination of service
                                    the Participant may receive payment from the
                                    Company or Subsidiary for vacation pay, for
                                    services rendered prior to termination, for
                                    services rendered for the day on which
                                    termination occurs, for salary in lieu of
                                    notice, or for any other benefits. In making
                                    such determination in the case of a for
                                    Cause Termination, the Committee shall give
                                    the Participant an opportunity to present to
                                    the Committee evidence on his behalf. For
                                    the purpose of this paragraph, termination
                                    of service shall be deemed to occur on the
                                    date when the Company dispatches notice or
                                    advice to the Participant that his or her
                                    service is terminated in the case of a for
                                    Cause Termination.

                           e.       If the Participant is not an employee or a
                                    director, the Award Agreement shall specify
                                    treatment of the Award upon Termination.

                           5.7 Limitations on ISO. The aggregate Fair Market
Value (determined as of the date of grant) of Shares with respect to which ISO's are exercisable for the first time by a Participant during any calendar year
(under this Plan or under any other incentive stock option plan of the Company,
Parent or Subsidiary of the Company) will not exceed $100,000 or such other amount as may be required by the Code. If the Fair Market Value of Shares on the
date of grant with respect to which ISO's are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO's and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSO's. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO's, such different limit will be automatically incorporated herein and will apply to any

                                      C-5

Options granted after the effective date of such amendment.

                           5.8 Modification, Extension or Renewal. The Committee
may modify, extend or renew outstanding Options and authorize the grant of new
Options in substitution therefor, provided that, (i) except as expressly provided for in the Plan or an Award Agreement, any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted and (ii) except pursuant to the provisions of Section 18 of the Plan, Options issued hereunder will not be repriced, replaced or regranted through cancellation or by lowering the Exercise Price of a previously granted Award without prior approval of the Company's stockholders.
Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

                           5.9 Limitations on Exercise. The Committee may
specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent
Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                           5.10 No Disqualification. Notwithstanding any other
provision in this Plan, no term of this Plan relating to ISO's will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any
ISO under Section 422 of the Code.

                           5.11 Lapsed Grants. Notwithstanding anything in the
Plan to the contrary, the Company may, in its sole discretion, allow the exercise of a lapsed grant if the Company determines that: (i) the lapse was the result of the Company's inability to timely execute the exercise of an Option award or the lapse occurred during the pendency of a "blackout" restriction under a Company policy regarding the trading of securities of the Company; and
(ii) the Participant made valid and reasonable efforts to exercise the Award. In the event the Company makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination; provided, however, that in no event shall any such exercise be permitted to occur later than the tenth anniversary of the date of grant of such award.

                        6. RESTRICTED STOCK. A Restricted Stock Award is an
offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase
Price"), if any, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                           6.1 Form of Restricted Stock Award. All Awards under
a Restricted Stock Award made pursuant to this Plan will be evidenced by an
Award Agreement ("Restricted Stock Award Agreement") that will be in such form
(which need not be the same for each Participant) as the Committee will from time to time approve, and shall comply with and be subject

                                      C-6

to the terms and conditions of this Plan. The offer of Restricted Stock shall be accepted by the Participant's execution and delivery of the Restricted Stock
Award Agreement and full payment for the Shares, if any, to the Company not later than thirty (30) days after the date the Restricted Stock Award Agreement is delivered to the person. If such person does not execute and deliver the
Restricted Stock Award Agreement along with full payment for the Shares to the
Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee. The Restricted Stock Award Agreement may
specify limitations and conditions regarding transferability of any restricted
Shares.

                           6.2 Purchase Price. The Purchase Price of Shares sold
pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, which such Purchase Price may be determined by the Committee to be zero. Payment of the Purchase Price shall be made in accordance with Section 8 of this Plan.

                           6.3 Terms of Restricted Stock Awards. Restricted
Stock Awards shall be subject to such restrictions as the Committee may impose.
These restrictions may be based upon completion of a specified number of years of service with the Company, upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Award Agreement or based on a combination of service and Performance Factors. Restricted Stock
Awards may vary from Participant to Participant and between groups of
Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance
Period for the Restricted Stock Award; (b) select from among the Performance
Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned and such determination shall be conclusive. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

                           6.4 Stock Restrictions. Each certificate representing
Restricted Stock awarded under the Plan shall bear the following legend until the lapse of all restrictions with respect to such Stock:

                  "TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED
                  HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF A RESTRICTED
                  STOCK AGREEMENT, DATED AS OF _______, BETWEEN JARDEN
                  CORPORATION, AND ____________. A COPY OF SUCH AGREEMENT IS ON
                  FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF JARDEN CORPORATION"

                  Stop transfer orders shall be entered with the Company's
transfer agent and registrar against the transfer of legended securities.

                           6.5 Termination During Performance Period. If a
Participant is Terminated during a Performance Period for any reason, then such
Participant will be entitled to

                                      C-7

payment (whether in Shares, cash or otherwise) with respect to the Restricted
Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Award Agreement, unless the Restricted
Stock Award Agreement or the Committee otherwise provides.

                  7.       SHORT-TERM CASH INCENTIVE AWARDS.

                           7.1 Eligibility. Executive officers of the Company
who are from time to time determined by the Committee to be "covered employees"
for purposes of Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Section
7.

                           7.2      Awards.

                                    (a) Performance Targets. For each fiscal
year of the Company after fiscal year 2004, the Committee may establish objective performance targets based on specified levels of one or more of the
Performance Factors. Such performance targets shall be established by the
Committee on a timely basis to ensure that the targets are considered
"preestablished" for purposes of Section 162(m) of the Code.

                                    (b) Amounts of Awards. In conjunction with
the establishment of performance targets for a fiscal year, the Committee shall adopt an objective formula (on the basis of percentage of Participants'
salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participant's if and to the extent that the performance targets are attained. Such formula shall comply with the requirements applicable to performance based compensation plans under Section
162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

                                    (c) Payment of Awards. Awards will be
payable to Participants in cash each year upon prior written certification of the Committee of attainment of the specified performance targets for the proceeding fiscal year.

                                    (d) Negative Discretion. Notwithstanding the
attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the
Participants, to reduce or eliminate the award that would be otherwise paid.

                                    (e) Guidelines. The Committee may adopt from
time to time written policies for its implementation of this Section 7. Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the
Code.

                                    (f) Non-Exclusive Arrangement. The adoption
and operation of this Section 7 shall not preclude the Committee from approving discretionary bonuses or other short-term incentive compensation arrangements outside of this Plan for the benefit of individuals who are Participants hereunder as the Committee, as the case may be, deems appropriate and in the best of the Company.

                                      C-8

                  8.       PAYMENT FOR SHARE PURCHASES.

                           8.1 Payment. Payment for Shares purchased pursuant to
this Plan may be made in cash (by check) or, where expressly approved for the
Participant by the Committee or where expressly indicated in the Participants
Award Agreement and where permitted by law:

                           a.       by cancellation of indebtedness of the
                                    Company to the Participant;

                           b.       by surrender of shares that, unless the
                                    Committee approves otherwise, either: (1)
                                    have been owned by Participant for more than
                                    six (6) months and have been paid for within
                                    the meaning of SEC Rule 144 (and, if such
                                    shares were purchased from the Company by
                                    use of a promissory note, such note has been
                                    fully paid with respect to such shares); or
                                    (2) were obtained by Participant in the
                                    public market;

                           c.       by tender of a promissory note (other than
                                    by directors or executive officers of the
                                    Company) having such terms as may be
                                    approved by the Committee and bearing
                                    interest at a rate sufficient to avoid
                                    imputation of income under Sections 483 and
                                    1274 of the Code;

                           d.       by waiver of compensation due or accrued to
                                    the Participant for services rendered;

                           e.       with respect only to purchases upon exercise
                                    of an Option, and provided that a public
                                    market for the Company's stock exists:
                                    through a "same day sale" commitment from
                                    the Participant and a broker-dealer that is
                                    a member of the National Association of
                                    Securities Dealers (an "NASD Dealer")
                                    whereby the Participant irrevocably elects
                                    to exercise the Option and to sell a portion
                                    of the Shares so purchased to pay for the
                                    Exercise Price, and whereby the NASD Dealer
                                    irrevocably commits upon receipt of such
                                    Shares to forward the Exercise Price
                                    directly to the Company; or

                            f.      by any combination of the foregoing or other
                                    method authorized by the Committee.

                  At its discretion, the Committee may modify or suspend any method for the exercise of stock options, including any of the methods specified in the previous sentence. Delivery of shares for exercising an Option shall be made either through the physical delivery of shares or through an appropriate certification or attestation of valid ownership.

                                      C-9

                  9.       WITHHOLDING TAXES.

                           9.1 Withholding Generally. Whenever Shares are to be
issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax or other tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements. The Award Agreement may specify the manner in which the Withholding obligation shall be satisfied with respect to the particular type of award.

                           9.2 Stock Withholding. When, under applicable tax
laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Company may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation (or such greater withholding amount as the Committee may approve)
by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld (or such greater withholding amount as the Committee may approve), determined on the date that the amount of tax to be withheld is to be determined.

                  10. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the
Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such
Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or
Exercise Price pursuant to Section 12.

                  11. TRANSFERABILITY.

                      11.1 Non-Transferability of Options. No Option granted
under the Plan shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and such Option right shall be exercisable, during the Participant's lifetime, only by the Participant.
Notwithstanding the foregoing, the Committee may set forth in an Award Agreement at the time of grant or thereafter, that the Options (other than Incentive Stock
Options) may be transferred to members of the Participant's immediate family, to trusts solely for the benefit of such immediate family members to partnerships or limited liability companies in which such family members and/or trusts are the only partners or members, and such other persons or entities as the
Committee may approve in its discretion, as the case may be. For this purpose, immediate family means the Participant's spouse, parents, children, stepchildren,

                                      C-10

grandchildren and legal dependants. Any transfer of Options made under this provision will not be effective until notice of such transfer is delivered to the Company.

                      11.2 Rights of Transferee. Notwithstanding anything to the contrary herein, if an Option has been transferred in accordance with Section
11.1 above, the Option shall be exercisable solely by the transferee. The Option shall remain subject to the provisions of the Plan, including that it will be exercisable only to the extent that the Participant or Participant's estate would have been entitled to exercise it if the Participant had not transferred the Option. In the event of the death of the Participant prior to the expiration of the right to exercise the transferred Option, the period during which the
Option shall be exercisable will terminate on the date 12 months following the date of the Participant's death. In no event will the Option be exercisable after the expiration of the exercise period set forth in the Award Agreement.
The Option shall be subject to such other rules relating to transferees as the
Committee shall determine.

                  12. RESTRICTIONS ON SHARES. At the discretion of the
Committee, the Company may reserve to itself and/or its assignee(s) in the Award
Agreement a right to repurchase a portion of or all Unvested Shares held by a
Participant following such Participant's Termination at any time within three
(3) months after the later of Participant's Termination Date and the date
Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase
Price, as the case may be.

                  13. CERTIFICATES. All certificates for Shares or other
securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions, consistent with the terms of the Awards, as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

                  14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a
Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the
Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. In the discretion of

                                      C-11

the Committee, the pledge agreement may provide that the Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

                  15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any
time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares
(including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

                  16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award
will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.
However, in the event that an Award is not effective as discussed in the preceding sentence, the Company will use reasonable efforts to modify, revise or renew such Award in a manner so as to make the Award effective. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

                  17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate
Participant's employment or other relationship at any time, with or without cause.

                  18. CORPORATE TRANSACTIONS.

                      18.1 Assumption or Replacement of Awards by Successor. If
a Change-of-Control Event occurs:

                           (i)     the successor company in any
                                   Change-of-Control Event may, if approved in
                                   writing by the Committee prior to any
                                   Change-of-Control Event:

                                   (1) substitute equivalent Options or Awards
                                   or provide substantially similar
                                   consideration to Participants as was

                                      C-12

                                   provided to stockholders (after taking into
                                   account the existing provisions of the
                                   Awards) or such other equitable consideration
                                   as the Committee may approve, or

                                   (2) issue, in place of outstanding Shares of
                                   the Company held by the Participant,
                                   substantially similar shares or substantially
                                   similar other securities or substantially
                                   similar other property subject to repurchase
                                   restrictions no less favorable to the
                                   Participant.

                           (ii)    Notwithstanding anything in this Plan to the
                                   contrary, the Committee may, in its sole
                                   discretion, provide that the vesting of any
                                   or all Options and Awards granted pursuant to
                                   this Plan will accelerate immediately prior
                                   to the consummation of a Change-of-Control
                                   Event. If the Committee exercises such
                                   discretion with respect to Options, such
                                   Options will become exercisable in full prior
                                   to the consummation of such event at such
                                   time and on such conditions as the Committee
                                   determines, and if such Options are not
                                   exercised prior to the consummation of such
                                   event, they shall terminate at such time as
                                   determined by the Committee.

                      18.2 Other Treatment of Awards. Subject to any rights and
limitations set forth in Section 18.1, if a Change-of-Control Event occurs or has occurred, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets constituting the Change-of-Control Event. Subject to Committee
approval, Awards may be granted singly, in combination or in tandem so that the settlement or payment of one automatically reduces or cancels the other.

                      18.3 Assumption of Awards by the Company. The Company,
from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. If the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section
424(a) of the Code). If the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

                      18.4 Adjustment of Shares. In the event that the number of outstanding

                                      C-13

shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of
Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

                  19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that this Plan is approved by the stockholders of the
Company at a meeting subsequent to its adoption by the Board (the "Effective
Date"), and no Awards shall be made under the Amended and Restated 2003 Stock
Incentive Plan hereunder unless and until such approval is obtained; provided that if such approval is not obtained, the 2003 Stock Incentive Plan in effect immediately prior to such Effective Date will continue.

                  20. TERM OF PLAN. Unless earlier terminated as provided
herein, this Plan will terminate ten (10) years from the Effective Date of this
Plan. The expiration of the Plan, however, shall not affect the rights of
Participants under Options theretofore granted to them, and all unexpired
Options and Awards shall continue in force and operation after termination of the Plan, except as they may lapse or be terminated by their own terms and conditions.

                  21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any
time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, (i) without the approval of the stockholders of the Company, amend this Plan in any manner that applicable law or regulation requires such stockholder approval, or (ii) without the written consent of the Participant substantially alter or impair any Option or Award previously granted under the Plan. Notwithstanding the foregoing, if an
Option has been transferred in accordance with the terms of this Plan, written consent of the transferee (and not the Participant) shall be necessary to substantially alter or impair any Option or Award previously granted under the
Plan. Subject to the foregoing and the requirements of Code Section 162(m), the
Board of Directors may without further action on the part of the stockholders of the Company or the consent of Participants, amend the plan, (a) to permit or facilitate qualification of Options thereafter granted under the Plan as ISO's, and (b) to preserve the Company's tax deduction under Code Section 162(m).

                  22. EFFECT OF SECTION 162(M) OF THE CODE. The Plan, and all
Awards issued thereunder, will rely on all applicable exemptions from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The Committee may, without stockholder approval (unless otherwise required to comply with Rule
16b-3 under the Exchange Act), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with Section 162(m) of the Code or any

                                      C-14

subsequent clarification thereof required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan.

                  23. GENERAL.

                      23.1 Additional Provisions of an Award. Awards under the
Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of
Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, provisions which restrict a Participant's ability to sell Shares for a period of time under certain circumstances, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement. In addition, the Committee may, in its discretion, provide in an Award Agreement that, in the event that the
Participant engages, within a specified period after termination of employment, in certain activity specified by the Committee that is deemed detrimental to the interests of the Company (including, but not limited to, the breach of any non-solicitation and/or non-compete agreements with the Company), the
Participant will forfeit all rights under any Options that remain outstanding as of the time of such act and will return to the Company an amount of shares with a Fair Market Value (determined as of the date such shares are returned) equal to the amount of any gain realized upon the exercise of any Option that occurred within a specified time period.

                      23.2. Claim to Awards and Employment Rights. Unless
otherwise expressly agreed in writing by the Company, no employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award.

                      23.3. Designation and Change of Beneficiary. Each
Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the
Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the
Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

                      23.4. Payments to Persons Other Than Participants. If the
Committee shall find that any person to whom any amount is payable under the
Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or is otherwise legally incompetent or

                                      C-15

incapacitated or has died, then any payment due to such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person's spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

                      23.5. No Liability of Committee Members. No member of the
Committee shall be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the
Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim)
arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                      23.6. Governing law. The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the
State of Delaware without regard to the principles of conflicts of law thereof.

                      23.7. Funding. No provision of the Plan shall require the
Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the
Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

                      23.8. Reliance on Reports. Each member of the Committee
and each member of the Board shall be fully justified in relying, acting or failing or refusing to act, and shall not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates
and upon any other information furnished in connection with the Plan by any person or persons other than himself.

                                      C-16

                      23.9. Relationship to Other Benefits. No payment under the
Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

                      23.10. Expenses. The expenses of administering the Plan
shall be borne by the Company and its Subsidiaries and Affiliates.

                      23.11. Pronouns. Masculine pronouns and other words of
masculine gender shall refer to both men and women.

                      23.12. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

                      23.13. Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or
Affiliate.

                      23.14 Nonexclusivity of the Plan. Neither the adoption of
this Plan by the Board, the submission of this Plan to the stockholders of the
Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

                      23.15 Employees Based Outside of the United States.
Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company, its Affiliates, and its
Subsidiaries operate or have employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of Awards granted to employees who are employed outside the United States, and (iii) establish subplans (through the addition of schedules to the Plan or otherwise), modify option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.

                  24. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

                  "Affiliate" means any entity in which the Company has an
ownership interest of at least 20%.

                  "Award" means any award under this Plan, including any Option,
Restricted

                                      C-17

                  Stock or Short-Term Cash Incentive Award.

                  "Award Agreement" means, with respect to each Award, the
                  signed written agreement between the Company and the
                  Participant setting forth the terms and conditions of the
                  Award.

                  "Board" means the Board of Directors of the Company.

                  "Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or
                  Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the
                  Committee that the Participant has ceased to perform his
                  duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental
                  illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the
                  Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the
                  Company, a Subsidiary or Affiliate or (iii) the Participant
                  having been convicted of a felony or a misdemeanor carrying a jail sentence of six months or more.

                  "Change-of-Control Event" means the occurrence of any one or more of the following events: (i) there shall have been a
                  change in a majority of the Board of Directors of the Company within a two (2) year period, unless the appointment of a
                  director or the nomination for election by the Company's
                  stockholders of each new director was approved by the vote of a majority of the directors then still in office who were in office at the beginning of such two (2) year period, or (ii)
                  the Company shall have been sold by either (A) a sale of all or substantially all its assets, or (B) a merger or
                  consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (C) a tender offer, whether solicited or unsolicited or (iii) any person
                  (within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities which carry the right to vote in the election of, or participate in the appointment of, the Company's directors (the "Voting
                  Securities") representing 50 percent or more of the total
                  voting power of all the then-outstanding Voting Securities.

                  "Code" means the Internal Revenue Code of 1986, as amended.
                  Reference in the Plan to any section of the Code shall be
                  deemed to include any amendments or successor provisions to such section and any regulations under such section.

                                      C-18

                  "Common Stock" means the outstanding common stock, par value
                  $0.01 per share, of the Company, or any other class of
                  securities into which substantially all the Common Stock is converted or for which substantially all the Common Stock is exchanged.

                  "Committee" means the Compensation Committee, the Stock Option
                  Committee or such other committee appointed by the Board
                  consisting solely of two or more Outside Directors or the
                  Board.

                  "Company" means Jarden Corporation, a Delaware corporation, or any successor corporation.

                  "Disability" or "Disabled" means a disability, whether
                  temporary or permanent, partial or total, as determined in good faith by the Committee.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exercise Price" means the price at which a holder of an
                  Option may purchase the Shares issuable upon exercise of the
                  Option.

                  "Fair Market Value" means, as of any date, the value of a
                  share of the Company's Common Stock determined as follows:

                           a.       if such Common Stock is publicly traded and
                                    is then listed on a national securities
                                    exchange (i.e. The New York Stock Exchange),
                                    its closing price on the date of
                                    determination on the principal national
                                    securities exchange on which the Common
                                    Stock is listed or admitted to trading, and
                                    if there were no trades on such date, on the
                                    day on which a trade occurred next preceding
                                    such date;

                           b.       if such Common Stock is publicly traded and
                                    is then quoted on the NASDAQ National
                                    Market, its closing price on the NASDAQ
                                    National Market on the date of determination
                                    as reported in The Wall Street Journal, and
                                    if there were no trades on such date, on the
                                    day on which a trade occurred next preceding
                                    such date;

                           c.       if such Common Stock is publicly traded but
                                    is not quoted on the NASDAQ National Market
                                    nor listed or admitted to trading on a
                                    national securities exchange, the average of
                                    the closing bid and asked prices on the date
                                    of determination as reported in The Wall
                                    Street Journal or, if not reported in The
                                    Wall Street Journal, as reported by any
                                    reputable publisher or quotation service, as
                                    determined by the Committee in good faith,
                                    and if there were no trades on such date, on
                                    the day on which a trade occurred next
                                    preceding such date;

                                      C-19

                           d.       if none of the foregoing is applicable, by
                                    the Committee in good faith based upon
                                    factors available at the time of the
                                    determination, including, but not limited
                                    to, capital raising activities of the
                                    Company.

                  "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

                  "NASD Dealer" has the meaning set forth in Section 8(e).

                  "NQSO's" has the meaning set forth in Section 5.

                  "Option" means an award of an option to purchase Shares
                  pursuant to Section 5.

                  "Outside Director" means a person who is both (i) a
                  "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii)
                  an "outside director" within the meaning of Section 162(m) of the Code.

                  "Parent" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities ending with the Company if each of such corporations and other legal entities other than the Company owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, equity securities or other equity
                  interests in one of the other corporations or other entities in such chain.

                  "Participant" means a person who receives an Award under this
                  Plan.

                  "Performance Factors" means the factors selected by the
                  Committee from time to time, including, but not limited to, the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

                           a.       Net revenue and/or net revenue growth;

                           b.       Earnings before income taxes and
                                    amortization and/or earnings before income
                                    taxes and amortization growth;

                           c.       Operating income and/or operating income
                                    growth;

                           d.       Net income and/or net income growth;

                                      C-20

                           e.       Earnings per share and/or earnings per share
                                    growth;

                           f.       Total stockholder return and/or total
                                    stockholder return growth including an
                                    increase in the value of a share of the
                                    Company's Common Stock;

                           g.       Return on equity;

                           h.       Operating cash flow;

                           i.       Adjusted operating cash flow return on
                                    income;

                           j.       Economic value added;

                           k.       Successful capital raises;

                           l.       Individual confidential business objectives;
                                    and

                           m.       Other performance based factors deemed
                                    reasonable and appropriate by the
                                    Committee.

                  "Performance Period" means the period of service determined by the Committee during which years of service or performance is to be measured for Restricted Stock Awards or Short-Term Cash
                  Incentive Awards.

                  "Plan" means the Jarden Corporation 2003 Stock Incentive Plan, as amended from time to time.

                  "Restricted Stock Award" means an award of Shares pursuant to
                  Section 6.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section
                  18, and any successor security.

                  "Short-Term Cash Incentive Award" means that Award pursuant to
                  Section 7.

                  "Subsidiary" means any corporation or other legal entity
                  (other than the Company) in an unbroken chain of corporations and/or other legal entities beginning with the Company if each of the corporations and entities other than the last
                  corporation or entity in the unbroken chain owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of
                  stock, other equity securities or other equity interests in one

                                      C-21

                  of the other corporations or entities in such chain.

                  "Ten Percent Stockholder" has the meaning set forth in Section
                  5.2.

                  "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An
                  employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii)
                  any other leave of absence approved by the Committee,
                  provided, that such leave is for a period of not more than 90 days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute or unless provided
                  otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in
                  writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem
                  appropriate, except that in no event may an Option be
                  exercised after the expiration of the term set forth in the
                  Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to
                  provide services (the "Termination Date").

                  "Unvested Shares" means "Unvested Shares" as defined in the
                  Award Agreement.

                  "Vested Shares" means "Vested Shares" as defined in the Award
                  Agreement.

                                      C-22

                                  CERTIFICATION

         The undersigned, being the Secretary of Jarden Corporation, a Delaware corporation, hereby certifies that the foregoing is a true and complete copy of the Jarden Corporation Amended and Restated 2003 Stock Incentive Plan, as duly adopted by the Board of Directors of the Company on February 16, 2005, and that said plan is in full force and effect on the date hereof, without further amendment or modification.

                                         /s/ Ian G.H. Ashken

                                      C-23

                               JARDEN CORPORATION
                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 9, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Martin E. Franklin and Ian G.H. Ashken, as proxies each with full power of substitution, and hereby authorizes them to appear and vote as designated below, all shares of Common Stock and Preferred
Stock of Jarden Corporation held on record by the undersigned on April 28, 2005, at the Annual Meeting of Stockholders to be held on June 9, 2005 at 555 Theodore
Fremd Avenue, Rye, NY 10580 and any adjournments or postponements thereof and upon any and all matters which may properly be brought before the meeting or any adjournments or postponements thereof, thereby revoking all former proxies.

|X|      Please mark votes as in this example.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

         The undersigned hereby directs this Proxy to be voted:

1.       Election of Directors

                  Douglas W. Huemme
                  Robert L. Wood
                  Irwin D. Simon

         |_|      FOR                                                          |_|      WITHHOLD AUTHORITY
                  the election as directors of all nominees listed above                to vote for all nominees
                                                                                        listed above

         |_|      WITHHOLD authority to vote for any individual nominee. Write the name of the nominee for which authority to vote is being withheld on the line below.

-------------------------------------------------------------------------------------------------------------------

2. Proposal to approve and adopt the Jarden Corporation Amended and Restated
   2003 Stock Incentive Plan.

         |_|      FOR                  |_|     AGAINST                         |_|      ABSTAIN

3. Ratification of the appointment of Ernst & Young LLP as Jarden Corporation's independent registered public accounting firm for 2005.

         |_|      FOR                  |_|     AGAINST                         |_|      ABSTAIN

4. Proposal to approve an amendment to the Company's Restated Certificate of
   Incorporation to increase the number of shares of authorized Common Stock from 50,000,000 to 150,000,000 shares.

         |_|      FOR                  |_|     AGAINST                         |_|      ABSTAIN

         IMPORTANT: PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

                         (Continued from the other side)

5.       Proposal to approve the conversion feature of our Series C Preferred
         Stock into Series B Preferred Stock and Common Stock and the issuance of Common Stock as a result of the subsequent conversion of Series B
         Preferred Stock.

         |_|      FOR                 |_|     AGAINST                          |_|      ABSTAIN

6.       Proposal to approve an amendment to the Company's Restated Certificate of Incorporation to amend the definition of "Related Party" in Section
         C of Article VIII.

         |_|      FOR                 |_|     AGAINST                          |_|      ABSTAIN

7.       In their discretion, the named proxies may vote on such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposals 1, 2,3,4,5 and 6.

Shares represented by this Proxy will be voted at the meeting in accordance with the stockholder's specifications above. The Proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the notice of the Annual Meeting of Stockholders to the undersigned.

                         Date:  __________________________, 2005

                         ----------------------------------------
                         Signature of Stockholder

                         ----------------------------------------
                         (Signature if held jointly)

                           Note: Please mark, sign, date and return this Proxy
                           promptly using the enclosed envelope. When shares are
                           held by joint tenants, both should sign. When signing
                           as attorney, executor, administrator, trustee or
                           guardian, please give full title as such. If a
                           corporation or partnership, please sign in corporate
                           or partnership name by an authorized person.